Rule 497(c)
                                              1933 Act Registration No. 33-12
                                                   1940 Act File No. 811-4401

                           (NORTH TRACK FUNDS LOGO)

                            NORTH TRACK FUNDS, INC.

Prospectus
March 1, 2001

o  Tax-Exempt Fund

o  Government Fund

o  S&P 100 Plus Fund

o  Achievers Fund

o  PSE Tech 100 Index Fund

o  Managed Growth Fund

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IF ANYONE TELLS YOU OTHERWISE THEY ARE COMMITTING A CRIME.

      This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment risks and strategies, fund managers, buying and selling shares and other information about the Funds.

      North Track Funds, Inc. ("North Track") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. This Prospectus describes shares available in the six North Track mutual funds (the "Funds") listed below.

EQUITY FUNDS
S&P 100 Plus Fund
PSE Tech 100 Index Fund
Achievers Fund
Managed Growth Fund

BOND FUNDS
Tax-Exempt Fund
Government Fund

The date of this prospectus is March 1, 2001.

                                QUICK REFERENCE

RISK/RETURN INFORMATION:

Investment objectives and risks associated
with the Funds                                                              1
Specific investment objectives, strategies, risks,
expenses and performance information for:
     Tax-Exempt Fund                                                        2
     Government Fund                                                        4
     S&P 100 Plus Fund                                                      6
     Achievers Fund                                                         8
     PSE Tech 100 Index Fund                                               10
     Managed Growth Fund                                                   12
Additional risks associated with investment
securities purchased by the Funds                                          14

NORTH TRACK'S INVESTMENT  MANAGEMENT:

Investment Advisor                                                         17
Sub-Advisor                                                                17
Portfolio Managers                                                         17

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales
charges and combined purchase programs)                                    18
How to redeem Fund shares                                                  25
How to exchange between Funds                                              26
How to begin an automatic investment plan                                  28
How to begin an automatic withdrawal plan                                  28
IRA and other retirement plan programs                                     29

         RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

THE FUNDS

     North Track offers investors nine distinct mutual fund choices. This prospectus describes the six Funds listed on the front cover page.

PRINCIPAL RISKS COMMON TO ALL FUNDS

     Certain securities in which the Funds invest and strategies in which they engage involve special considerations and risks. The table below describes some of the general risks associated with bonds and common stocks in which the Funds commonly invest.

BONDS                                     COMMON STOCKS
-----                                     -------------

Interest Rate Risk - The value of Market Risk - Common stock prices bonds typically moves in the opposite overall will rise and fall over direction of interest rates. Bonds short and even extended periods. of longer maturities are affected to The stock markets tend to move in a greater degree by changes in cycles, and a Fund's net asset value interest rates than bonds of shorter will fluctuate with these market
maturities.                               changes.

Credit Risk - The creditworthiness of Objective Risk - Objective risk is issuers of bonds could deteriorate the risk that a Fund's common stocks because of: (1) general economic may not fluctuate in the same manner conditions; (2) developments as the stock markets. This is affecting the industry in which the because each of the stock Funds borrower of the bond proceeds selects common stocks for investment operates; or (3) developments in accordance with defined affecting the borrower uniquely. objectives and policies. A Fund may Such a deterioration causes a higher focus on one or more of the risk of default on interest and following characteristics: (1) principal payments, and likely would specified sizes of companies; (2) cause a Fund's bonds to decline in companies included on certain stock
value.                                    indices;  (3)  companies  in certain
                                          industries or market sectors; or (4)
                                          companies  meeting  other  specified
                                          criteria.  Because of this selection
                                          process,  a  Fund  may  hold  common
                                          stocks  that are  not representative
                                          of the overall stock market.

     Other principal risks specific to each Fund are discussed in the following information about the individual Funds. Risks associated with special investment strategies and techniques used by some of the Funds are discussed below under the subheading "Additional Investment Practices and Risks."

     Money you invest in the Funds is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Funds, you assume risk, and you could lose money.

TAX-EXEMPT FUND

     INVESTMENT OBJECTIVE. The Fund seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds.

     INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Fund invests at least 90% of its total assets in tax-exempt municipal securities. This investment policy is fundamental, which means it cannot be changed unless a majority of the Fund's shareholders vote to do so. The Fund may purchase municipal securities of any maturity, and is not required to maintain its portfolio within any range of average maturities or durations. The Fund will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. Generally, the Fund will invest at least 65% of its assets in bonds rated in one of the top two rating categories. For a description of such ratings, see the Statement of Additional Information.

     INVESTMENT RISKS. In addition to interest rate risk and credit risk, this Fund is subject to the risk of changes in tax rates. Changes in federal income tax rates may affect the net asset value of the Fund and may reduce the benefit of tax-exempt interest to you.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

TAX-EXEMPT FUND

[BAR CHART]

Year-by-Year Total Return

1991           10.00%
1992            8.60%
1993           14.30%
1994           -6.40%
1995           18.10%
1996            3.80%
1997            9.40%
1998            4.30%
1999           -7.93%
2000           13.48%

HIGHEST QUARTERLY RETURN:
7.79%, 1st Quarter 1995

LOWEST QUARTERLY RETURN:
-6.14%, 1st Quarter 1994

      The following table compares the average annual return on Class A shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDED DECEMBER 31, 2000)         ONE YEAR         FIVE YEARS      TEN YEARS
------------------------         --------         ----------      ---------

Tax-Exempt Fund                    9.51%             3.60%          6.05%

Lehman 20-Year Municipal          15.24%             6.32%          7.98%
Bond Index*<F1>

*<F1> The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from two to thirty years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."

      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A
                                                              SHARES
                                                              ------

Maximum Sales Charge (Load) Imposed on Purchases (as           3.50%
a percentage of offering price)(1)<F2>

Maximum Sales  Charge (Load)  Imposed  on Reinvested           None
Dividends

Contingent Deferred Sales Charge (Load)                        None

Redemption Fees ($12.00 for each wire redemption)              None

Exchange Fee                                                   None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                           CLASS A SHARES
                                                           --------------

Management Fees                                                0.60%

Distribution and Service (12b-1) Fees                          0.25%

Other Expenses(2)<F4>                                          0.49%
                                                               -----

Annual Fund Operating Expenses(2)<F4>                          1.34%
                                                               -----
                                                               -----

(1)<F2> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."

(2)<F4> During the Fund's fiscal year ended October 31, 2000, the Advisor voluntarily reimbursed operating expenses amounting to three basis points (0.03 of 1%) of the Fund's average net assets. Giving effect to this reimbursement, "Other Expenses" were 0.46%, and "Annual Fund Operating Expenses" were 1.31%.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   AFTER 1 YEAR       AFTER 3 YEARS     AFTER 5 YEARS       AFTER 10 YEARS
   ------------       -------------     -------------       --------------

       $483                $763             $1,063              $1,917

      If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

GOVERNMENT FUND

      INVESTMENT OBJECTIVE. The Government Fund seeks to obtain the highest total return, consistent with preserving principal, by investing in a portfolio of instruments and obligations issued by the U.S. Treasury or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities").

      INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Fund will have at least 65% of its total assets invested in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and have varying coupon rates. Although the Fund is not limited as to the average maturity of its investments, the Advisor intends to maintain the Fund's dollar-weighted average maturity within a range of five to ten years. Historically, bonds within this maturity range have captured at least 80% of the yield on long term U.S. treasury bonds, but these intermediate maturity bonds typically experience less price volatility. The portfolio manager therefore believes bonds within this range are most consistent with the Fund's investment objective of preservation of principal. If market conditions were to cause a shift in the relative yield performance and price volatility of intermediate bonds as compared to longer term bonds, the portfolio manager likely would respond by shortening or lengthening his maturity strategy, as appropriate.

      INVESTMENT RISKS. The Fund is subject to interest rate risk. Because the Fund's investments are concentrated in U.S. Government Securities, credit risk is not a significant consideration for this Fund.

      PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

      The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

GOVERNMENT FUND

[BAR CHART]

Year-by-Year Total Return

1991                15.10%
1992                 6.80%
1993                10.30%
1994                -5.40%
1995                16.30%
1996                 2.30%
1997                 8.10%
1998                 9.10%
1999                -2.63%
2000                10.71%

HIGHEST QUARTERLY RETURN:
6.78%, 2nd Quarter 1989

LOWEST QUARTERLY RETURN:
-3.73%, 1st Quarter 1994

      The following table compares the average annual return on Class A shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Fund's Class C shares, because those shares have been available for less than one year.

AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDED DECEMBER 31, 2000)         ONE YEAR         FIVE YEARS      TEN YEARS
------------------------         --------         ----------      ---------

Government Fund - Class A          6.84%             4.64%          6.47%

Lehman Intermediate
Government Bond Index*<F5>        10.47%             6.19%          7.19%

*<F5> The Lehman Intermediate Government Bond Index represents a total return of U.S. Government bonds with maturities ranging from 2 to 10 years. The average duration of the underlying Index is approximately four years.

      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class C shares of the Fund.

SHAREHOLDER FEES EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A      CLASS C
                                                      SHARES       SHARES
                                                      ------       ------

Maximum Sales Charge  (Load) Imposed  on Purchases    3.50%        1.00%
(as a percentage of offering price)(1)<F6>

Maximum Sales Charge (Load)  Imposed on Reinvested     None         None
Dividends

Contingent Deferred  Sales  Charge  (Load)  (as  a     None        1.00%
percentage   of   original   purchase   price   or
redemption proceeds, whichever is less)(2)<F7>

Redemption Fees ($12.00 for each wire redemption)      None         None

Exchange Fee                                           None         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              CLASS A             CLASS C
                                               SHARES             SHARES
                                               ------             ------

Management Fees                                0.60%              0.60%

Distribution and Service (12b-1) Fees          0.25%              1.00%

Other Expenses(3)<F8>                          0.42%              0.60%
                                               -----              -----

Annual Fund Operating Expenses(3)<F8>          1.27%              2.20%
                                               -----              -----
                                               -----              -----

(1)<F6> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services".

(2)<F7> The contingent deferred sales charge on Class C shares is eliminated after you have held your shares for 18 months. See "Purchasing Shares."

(3)<F8> For the Fund's fiscal year ended October 31, 2000, the Advisor voluntarily reimbursed operating expenses amounting to five basis points (0.05 of 1%) of the Fund's average net assets for Class A shares, and thirty basis points (0.30 of 1%) for Class C shares. Giving effect to this reimbursement, "Other Expenses" and "Annual Fund Operating Expenses" were 0.37% and 1.22%, respectively, for Class A shares, and 0.30% and 1.90%, respectively, for Class C shares.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                ------      -------     -------    --------

IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:

Class A shares                   $477         $745       $1,033     $1,852

Class C shares                   $420         $781       $1,268     $2,609

IF YOU DO NOT SELL YOUR
SHARES:

Class C shares                   $321         $781       $1,268     $2,609

      Because of the higher expense structure associated with Class C shares as compared to Class A shares, you ordinarily would not purchase Class C shares directly. Class C shares for this Fund are designed for use by investors who own Class C shares in another North Track mutual fund and who wish to exchange into the Government Fund as a temporary defensive strategy during periods of market uncertainties. See "Purchasing Shares - Three Classes of Shares."

      If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

S&P 100 PLUS FUND

      INVESTMENT OBJECTIVE. The S&P 100 Plus Fund seeks to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

      S&P 100 INDEX. The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. Historically, the performance of the S&P 100 Index has closely tracked the performance of the S&P 500 Index over the long term, although there have been significant variations in performance during shorter periods. The S&P 500 Index consists of common stocks selected to represent the stock markets as a whole. The corporations whose stocks are included in the S&P100 Index are some of the largest U.S. companies based on market capitalization. These companies span a broad spectrum of industries.

      INVESTMENT STRATEGY AND PROGRAM. The S&P 100 Plus Fund invests in the common stocks which make up the S&P 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Index, the Advisor generally makes a corresponding change in the composition of the Fund. However, the Fund is not a true "index fund," insofar as it does not seek to replicate the S&P 100 Index at all times. From time to time, the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will under perform or outperform the Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Fund's total assets. Under normal market conditions, at least 65% of this Fund's total assets will be invested in the common stocks which make up the Index.

      At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the S&P 500 Index and/or the S&P 100 Index. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these options and futures instruments and the risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

     INVESTMENT RISKS

      Market and Objective Risks. The Fund is subject to market risk. The objective risk is that large capitalization stocks included in the S&P 100 Plus Index may trail returns from the overall stock market for short or extended periods.

      Overweighting/Underweighting Strategies. Overweighting/underweighting strategies involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Index. If the Advisor's judgment proves correct, the Fund's performance will improve relative to the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

      Imperfect Correlation. The Fund's performance will not precisely track that of the S&P 100 Index. In addition to the effects of the Advisor's overweighting/ underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Index, the Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Index, and also incurs other fees and operating expenses.

      PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

      The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

S&P 100 PLUS FUND

[BAR CHART]

Year-by-Year Total Return

1991                27.80%
1992                 5.20%
1993                 9.70%
1994                 1.10%
1995                36.70%
1996                22.40%
1997                26.80%
1998                32.30%
1999                32.32%
2000               -12.93%

HIGHEST QUARTERLY RETURN:
22.73%, 4th Quarter 1998

LOWEST QUARTERLY RETURN:
-13.09%, 3rd Quarter 1990

      The following table compares the average annual return on Class A and Class B shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Fund's Class C shares, because those shares have been available for less than one year.

AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDED DECEMBER 31, 2000)         ONE YEAR       FIVE YEARS       TEN YEARS
------------------------         --------       ----------       ---------

S&P 100 Plus Fund - Class A      (17.50)%         17.52%           16.39%

S&P 100 Index*<F9>               (12.54)%         20.32%           16.02%


                                    ONE YEAR       SINCE INCEPTION (7/27/98)
                                    --------       ------------------------

S&P 100 Plus Fund - Class B         (17.91)%                 7.02%

S&P 100 Index*<F9>                  (12.54)%                 9.70%

*<F9> The S&P 100 Index is a broad based stock index comprised of 100 common stocks for which options trade on the U.S. stock exchanges. Over the long term, the Index historically has closely tracked the S&P 500 Index, which is designed to be representative of the stock market as a whole.

      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                -------------- -------------- --------------
Maximum Sales Charge (Load)         5.25%           None          1.00%
Imposed on Purchases (as a
percentage of offering
price)(1)<F10>

Maximum Sales Charge (Load)          None           None           None
Imposed on Reinvested Dividends

Contingent Deferred Sales            None          5.00%          1.00%
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds, whichever
is less)(2)<F11>

Redemption Fees ($12.00 charge       None           None           None
for each wire redemption)

Exchange Fee                         None           None           None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                 -------------- -------------- --------------
Management Fees                      0.38%          0.38%          0.38%

Distribution and Service (12b-1)     0.25%          1.00%          1.00%
Fees

Other Expenses(3)<F12>               0.28%          0.30%          0.36%
                                     -----          -----          -----

Annual Fund Operating
Expenses(3)<F12>                     0.91%          1.68%          1.74%
                                     -----          -----          -----
                                     -----          -----          -----

(1)<F10>  You may qualify for a lower front-end sales charge on your purchases
          of Class A shares.   See "Purchasing Shares" and "Shareholder
          Services."

(2)<F11> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3)<F12> For the Fund's fiscal year ended October 31, 2000, the Advisor reimbursed operating expenses amounting to five basis points (0.05 of 1%) of the Fund's average net assets for Class A shares, six basis points (0.06 of 1%) for Class B shares and fourteen basis points (0.14 of 1%) for Class C shares. Giving effect to this reimbursement, "Other Expenses" and "Annual Fund Operating Expenses" were 0.23% and 0.86%, respectively, for Class A shares, 0.24% and 1.61%, respectively, for Class B shares, and 0.22% and 1.60%, respectively, for Class C shares.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                ------      -------     -------    --------

IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:

Class A shares                   $613         $800       $1,002     $1,586

Class B shares                   $667         $817        $ 992     $1,742*<F13>

Class C shares                   $477         $652       $1,050     $2,163

IF YOU DO NOT SELL YOUR
SHARES:

Class B shares                   $167         $517       $  891     $1,741

Class C shares                   $278         $652       $1,050     $2,163

*<F13> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

      If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

ACHIEVERS FUND

      INVESTMENT OBJECTIVE. The Achievers Fund seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

      INVESTMENT STRATEGY AND PROGRAM. The Fund invests primarily in common stocks of companies which: (a) have market capitalizations in excess of $2 billion; and (b) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. As of December 31, 2000, approximately 352 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. These companies also typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

      From this universe of stocks, the Advisor selects for purchase the stocks of those companies that it believes have strong potential for long term growth of earnings and dividends which the market has not fully valued. These companies typically have a history of consistent increases in earnings and dividends, and frequently are major players in their respective industries. The Advisor generally holds stocks of these companies for so long as the potential for continued growth in earnings and dividends persists. The Advisor would consider selling stocks of companies when it believes this growth potential no longer exists. Factors that might bring the Advisor to this conclusion include the failure of any such growth to materialize over an acceptable period of time, a deterioration in fundamentals of the company that appears to reduce the potential for future growth, or the company's reduction of its dividend.

      At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which more closely approximates the investment performance of the Fund generally, the Advisor may elect to invest in exchange-traded futures contracts on the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these futures instruments and the risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

      INVESTMENT RISKS

      Market and Objective Risks. The Fund is subject to market risk. The objective risk is that the Fund's returns from mid to large capitalization stocks, or those within its universe, may trail returns as compared to the overall stock market.

      Stock Selection Risk. The Fund will not hold all of the stocks that meet its investment criteria. Rather, the Advisor will select from that universe the stocks that it believes will best help the Fund to reach its objective. Accordingly, the Fund's performance may be better or worse than the performance of the universe of stocks.

      PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

      The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

ACHIEVERS FUND

[BAR CHART]

Year-by-Year Total Return

1991                38.50%
1992                 3.10%
1993                -5.00%
1994                 1.20%
1995                31.70%
1996                21.80%
1997                27.90%
1998                 4.90%
1999                15.93%
2000                -6.63%

HIGHEST QUARTERLY RETURN:
19.22%, 4th Quarter 1998

LOWEST QUARTERLY RETURN:
-12.10%, 3rd Quarter 1990

      The following table compares the average annual return on Class A and Class B shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Fund's Class C shares, because those shares have been available for less than one year.

AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDED DECEMBER 31, 2000)             ONE YEAR     FIVE YEARS     TEN YEARS
------------------------             --------     ----------     ---------

Achievers Fund - Class A             (11.53)%       13.77%         13.16%

S&P 500 Index*<F14>                   (9.10)%       18.30%         17.43%


                                       ONE YEAR     SINCE INCEPTION (7/27/98)
                                       --------     -------------------------

Achievers Fund - Class B               (11.91)%               3.30%

S&P 500 Index*<F14>                     (9.10)%               7.31%

*<F14> The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation, and is a widely used benchmark of U.S. equity performance.

      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Maximum Sales Charge (Load)          5.25%           None           1.00%
Imposed on Purchases (as a
percentage of offering
price)(1)<F15>

Maximum Sales Charge (Load)          None            None            None
Imposed on Reinvested Dividends

Contingent Deferred Sales            None            5.00%          1.00%
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds, whichever
is less)(2)<F16>

Redemption Fees ($12.00 charge       None            None            None
for each wire redemption)

Exchange Fee                         None            None            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                 -------------- -------------- --------------
Management Fees                      0.75%          0.75%          0.75%

Distribution and Service (12b-1)     0.25%          1.00%          1.00%
Fees

Other Expenses(3)<F17>               0.38%          0.39%          0.48%
                                     -----          -----          -----

Annual Fund Operating
Expenses(3)<F17>                     1.38%          2.14%          2.23%
                                     -----          -----          -----
                                     -----          -----          -----

(1)<F15>  You may qualify for a lower front-end sales charge on your purchases
          of Class A shares.   See "Purchasing Shares" and "Shareholder
          Services."

(2)<F16> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3)<F17> For the Fund's fiscal year ended October 31, 2000, the Advisor voluntarily reimbursed operating expenses amounting to two basis points (0.02 of 1%) of the Fund's average net assets for Class A and Class B shares, and thirteen basis points (0.13 of 1%) for Class C shares. Giving effect to this reimbursement, "Other Expenses" and "Annual Fund Operating Expenses" were 0.36% and 1.36%, respectively, for Class A shares, 0.37% and 2.11%, respectively, for Class B shares, and 0.35% and 2.10%, respectively, for Class C shares.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
                              ------      -------     -------     --------

IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:

Class A shares                 $658         $939       $1,241      $2,095

Class B shares                 $710         $949       $1,214      $2,205*<F18>

Class C shares                 $419         $778       $1,263      $2,598

IF YOU DO NOT SELL YOUR
SHARES:

Class B shares                 $210         $649       $1,113      $2,206

Class C shares                 $320         $778       $1,263      $2,599

*<F18> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

PSE TECH 100 INDEX FUND

     INVESTMENT OBJECTIVE. The PSE Tech 100 Index Fund seeks to obtain a total return, before operating expenses of the Fund are deducted, that replicates the total return of the Pacific Stock Exchange Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

     INVESTMENT STRATEGY AND PROGRAM. The Fund seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. However, the Fund is not required to invest its assets so as to meet any specified coefficient of correlation to the Index. Under normal market conditions, the Fund will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Fund will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Fund receives cash inflows that it cannot invest immediately in units of common stocks that replicate the Index.

     From time to time up to 5% of the Fund's assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Fund more closely replicate the performance of the PSE Technology Index, the Fund may equitize its cash position by investing up to 20% of its assets in exchange-traded index futures contracts and index options. For a more detailed explanation of these instruments and certain risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

     INVESTMENT RISKS

     Market and Objective Risk. The PSE Technology Index is subject to market risk. Also, the technology market sector increases and decreases in favor with the investing public relative to the overall stock market. As a result, the Fund's share price is subject to volatility. Moreover, because the PSE Technology Index is price-weighted, the performance of the Index and the Fund will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index includes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Fund may experience more volatility and greater price swings as compared to the stock market generally. See "Additional Investment Practices and Risks."

     Correlation Risk. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Fund's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the PSE Technology Index.

     Technology Industry Concentration. A significant portion of the PSE Tech 100 Index Fund's investments will consist of technology-based companies. This industry concentration exposes the Fund to risks associated with economic conditions in that technology market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy.

     Options and Futures Strategies. Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date. Finally, the Fund's options and futures strategies expose it to the correlation risks discussed above.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past four calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

PSE TECH 100 INDEX FUND

[BAR CHART]

Year-by-Year Total Return

1997                 19.40%
1998                 54.00%
1999                114.64%
2000                -17.20%

HIGHEST QUARTERLY RETURN:
54.45%, 4th Quarter 1999

LOWEST QUARTERLY RETURN:
-21.83%, 4th Quarter 2000

     The following table compares the average annual return on Class A and Class B shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Fund's Class C shares, because those shares have been available for less than one year.

AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDED DECEMBER 31, 2000)                ONE YEAR      SINCE INCEPTION (6/10/96)
------------------------                --------      -------------------------

PSE Tech 100 Index Fund - Class A       (21.54)%               30.99%

PSE Technology Stock Index*<F19>        (16.12)%               33.80%


                                        ONE YEAR      SINCE INCEPTION (7/27/98)
                                        --------      -------------------------

PSE Tech 100 Index Fund - Class B       (21.94)%               37.98%

PSE Technology Stock Index*<F19>        (16.12)%               41.61%

*<F19> The Pacific Stock Exchange Technology Stock Index consists of 100 common stocks of companies in 15 different industries. The Index is widely recognized as a benchmark for the technology sector of the United Stated stock market.

      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Maximum Sales Charge (Load)          5.25%           None           1.00%
Imposed on Purchases (as a
percentage of offering
price)(1)<F20>

Maximum Sales Charge (Load)          None            None            None
Imposed on Reinvested Dividends

Contingent Deferred Sales            None            5.00%          1.00%
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds, whichever
is less)(2)<F21>

Redemption Fees ($12.00 charge       None            None            None
for each wire redemption)

Exchange Fee                         None            None            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                 -------------- -------------- --------------
Management Fees                      0.28%          0.28%          0.28%

Distribution and Service (12b-1)     0.25%          1.00%          1.00%
Fees

Other Expenses(3)<F22>               0.29%          0.30%          0.46%
                                     -----          -----          -----

Annual Fund Operating
Expenses(3)<F22>                     0.82%          1.58%          1.74%
                                     -----          -----          -----
                                     -----          -----          -----

(1)<F20>  You may qualify for a lower front-end sales charge on your purchases
          of Class A shares.   See "Purchasing Shares" and "Shareholder
          Services."

(2)<F21> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is
          eliminated after 18 months.   See "Purchasing Shares."

(3)<F22> For the Fund's fiscal year ended October 31, 2000, the Advisor voluntarily reimbursed operating expenses amounting to nine basis points (0.09 of 1%) of the Fund's average net assets for Class A shares, ten basis points (0.10 of 1%) for Class B shares and twenty-four basis points (0.24 of 1%) for Class C Shares. Giving effect to this reimbursement, "Other Expenses" and "Total Fund Operating Expenses" were 0.12% and 0.73%, respectively, for Class A shares, 0.13% and 1.42%, respectively, for Class B shares, and 0.15% and 1.50%, respectively, for Class C shares.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                ------      -------     -------    --------

IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:

Class A shares                   $602         $767       $  946     $1,462

Class B shares                   $655         $780       $  929     $1,008*<F23>

Class C shares                   $372         $636       $1,024     $2,110

IF YOU DO NOT SELL YOUR
SHARES:

Class B shares                   $315         $481       $  829     $1,608

Class C shares                   $273         $637       $1,025     $2,110

*<F23> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

MANAGED GROWTH FUND

     INVESTMENT OBJECTIVE. The Managed Growth Fund's investment objective is long-term capital appreciation. It pursues its goal by investing in publicly traded common stocks that the Advisor believes demonstrates strong growth characteristics.

     INVESTMENT STRATEGY AND PROGRAM. The Advisor selects stocks for the Fund based on the Advisor's assessment of their growth characteristics. The Fund's investment focus is on U.S. companies whose market values are within the market capitalization range of the companies that make up the S&P MidCap 400 Index (approximately $500 million to $20 billion, although the Fund may invest in companies outside this range). The Advisor believes that these middle market capitalization (mid-cap) stocks provide better long-term returns than large company stocks and, at the same time, offer lower risk than small company stocks.

     In selecting growth stocks for the Fund, the Advisor emphasizes a "bottom-up" fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of its financial statements and public disclosures). The Advisor's "bottom-up" approach is supplemented by "top down" considerations (i.e., reviewing general economic conditions in analyzing their effect on various industries). The Advisor also screens out high risk ideas such as securities that are not traded on U.S. exchanges, turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings. The Advisor then focuses on companies that it believes are outperforming or growing faster than others in their industry, and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The Advisor also seeks industry diversification in its investment approach, and invests in companies that have leading positions in industries that offer growth potential.

     The Advisor buys stocks for the Fund with the intent of holding them for the long term. It does not generally engage in market-timing or short-term trading strategies. However, the Advisor generally will sell some or all of a company's stock if: (a) the Advisor perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the Advisor's proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund's total assets or (d) more than 25% of the Fund's total assets are invested in a single industry.

     INVESTMENT RISKS

     Market and Objective Risk. The Fund is subject to market risk. Also, because the Advisor selects stocks for the Fund according to defined objectives and strategies (which will focus on mid-cap stocks), the common stocks held by the Fund at any given time likely will not represent the stock market generally. Mid-cap stocks involve greater risk and price volatility than large company stocks, especially at the lower end of the Advisor's capitalization range (i.e., under $1.0 billion). As a result, the value of the Fund's investments may tend to increase and decrease substantially more than the stock market in general, as measured by broad based indices such as the S&P 500 Index.

     Stock Selection Risk. The Advisor's strategy for selecting common stocks for purchase depends on the ability of the Advisor to select stocks that demonstrate growth (and thus capital appreciation) over time. The Fund is subject to the risk that the Advisor's stock selections may not achieve the desired capital appreciation, or may even decline in value.

     Change in Investment Objective. North Track's Board of Directors may change the Fund's investment objective in the future without shareholder approval, although the Board presently has no plans to do so.

     PERFORMANCE INFORMATION. The bar chart and the table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total return on the Fund's Class A shares for the past two calendar years. Front-end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for the years presented. If the Advisor had not taken those actions, the total returns for the relevant years would have been lower.

MANAGED GROWTH FUND

[BAR CHART]

Year-by-Year Total Return

1999                12.90%
2000                12.75%

HIGHEST QUARTERLY RETURN:
17.7% for the 4th Quarter, 1999

LOWEST QUARTERLY RETURN:
-6.6% for the 1st Quarter, 1999

     The following table compares the average annual return on Class A and Class B shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Fund's Class C shares, because those shares have been available for less than one year.

AVERAGE ANNUAL TOTAL RETURN          ONE YEAR        SINCE INCEPTION (1/1/99)
---------------------------          --------        ------------------------

Managed Growth Fund - Class A          6.84%                   9.87%

Managed Growth Fund - Class B          6.93%                  10.36%

S&P MidCap 400 Index*<F24>            17.51%                  16.81%

*<F24> The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Maximum Sales Charge (Load)          5.25%           None           1.00%
Imposed on Purchases (as a
percentage of offering
price)(1)<F25>

Maximum Sales Charge (Load)          None            None            None
Imposed on Reinvested Dividends

Contingent Deferred Sales            None            5.00%          1.00%
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds, whichever
is less)(2)<F26>

Redemption Fees ($12.00 charge       None            None            None
for each wire redemption)

Exchange Fee                         None            None            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                 -------------- -------------- --------------
Management Fees                      0.75%          0.75%          0.75%

Distribution and Service (12b-1)     0.25%          1.00%          1.00%
Fees

Other Expenses(3)<F27>               0.80%          0.78%          0.84%
                                     -----          -----          -----

Annual Fund Operating
  Expenses (3)<F27>                  1.80%          2.53%          2.59%
                                     -----          -----          -----
                                     -----          -----          -----

(1)<F25> You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2)<F26> For Class B shares, the contingent deferred sales charge is reduced for each year that you own the shares, and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3)<F27> For the Fund's fiscal year ended October 31, 2000, the Advisor voluntarily reimbursed operating expenses amounting to forty-five basis points (0.45 of 1%) of the Fund's average net assets for Class A shares, forty-four basis points (0.44 of 1%) for Class B shares and fifty-nine basis points (0.59 of 1%) for Class C Shares. Giving effect to this reimbursement, "Other Expenses" and "Annual Fund Operating Expenses" were 0.35% and 1.28%, respectively, for Class A shares, 0.34% and 2.09%, respectively, for Class B shares, and 0.25% and 2.00%, respectively, for Class C shares.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                ------      -------     -------    --------

IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:

Class A shares                   $692        $1,044      $1,422     $2,493

Class B shares                   $746        $1,058      $1,396     $2,578*<F28>

Class C shares                   $458        $ 899       $1,457     $2,986

IF YOU DO NOT SELL YOUR
SHARES:

Class B shares                   $246        $ 757       $1,295     $2,577

Class C shares                   $359        $ 895       $1,457     $2,986

*<F28> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

ADDITIONAL INVESTMENT PRACTICES AND RISKS

      DEBT AND OTHER FIXED INCOME SECURITIES. A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Fund, but will not affect the income received by the Fund from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Fund.

      Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.

                                           PRINCIPAL VALUE IF RATES:
                                    ---------------------------------------

                                    MATURITY      INCREASE 1%   DECREASE 1%
                                    --------      -----------   -----------
Intermediate Bond                    5 years         $959          $1,043
Long-Term Bond                      20 years         $901          $1,116

     The Advisor will manage the maturity of debt securities in the Tax-Exempt and Government Funds according to its assessment of the interest rate outlook. During periods of rising interest rates, the Advisor will likely attempt to shorten the average maturity of the Fund to cushion the effect of falling bond prices on the Fund's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisor will likely seek to lengthen the average maturity. Generally, the Advisor will implement a "laddered structure" in the investment portfolios. Under this structure, each Fund will hold bonds in most, if not all, of the various maturity ranges, but will maintain a dollar-weighted average maturity within a range deemed appropriate by the portfolio manager under then existing market conditions. This strategy softens price volatility that potentially might occur in a particular range of maturity.

     STOCK INDEXING. Index funds, such as the PSE Tech 100 Index Fund, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the PSE Technology Index were made up of the assets of a specific company, the PSE Tech 100 Index Fund would invest 5% of its assets in that company.

     Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the PSE Tech 100 Index Fund, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

     The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. With respect to the S&P 100 Plus and PSE Tech 100 Index Funds, investors pay front-end sales charges for Class A and Class C shares at the time of purchase, and a contingent deferred sales charge for Class B shares at the time of redemption (if redeemed less than six years after the date of purchase), and for Class C shares if redeemed less than 18 months after the date of purchase. These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

     Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

     For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Plus and PSE Tech 100 Index Funds compare their gross returns (returns before deducting the Funds' operating expenses) to their respective benchmark indices.

     S&P 100 Index. The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General Electric Company, Exxon-Mobil Corporation, Pfizer, Inc., Cisco Systems, and Citigroup, Inc. are five of the largest components of the Index. A complete list of the stocks comprising the S&P 100 Index at December 31, 2000 is included as Appendix A to this Prospectus.
                        ----------

     The performance of the S&P 100 Index historically has tracked closely the performance of the S&P 500 Index over the long term. The S&P 500 Index is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices over shorter periods, and between the S&P 500 Index and the broad market for large capitalization common stocks. In this regard, over the past five calendar years, the S&P 100 Index's cumulative total return was 152.40%, as compared to the S&P 500 Index's total return of 131.93%. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Fund's performance will parallel that of either of these indices or the stock market generally.

     The S&P 100 Plus Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Fund, or any member of the public regarding the advisability of investing in index funds generally, or in this Fund in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Fund. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of The McGraw-Hill Companies, Inc.

     PSE Technology Index. The PSE Technology Index consists of 100 common stocks, which are chosen by Pacific Exchange Incorporated based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 15 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing. A full listing of the companies included in the PSE Technology Index as of December 31, 2000 is attached as Appendix B to this Prospectus.
                                             ----------

     Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index.

     The PSE Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PSESM, Pacific Stock ExchangeSM, PSE Technology IndexSM, and PSE Tech 100SM are service marks of the Pacific Exchange Incorporated).

     INDUSTRY CONCENTRATIONS. A significant portion of the PSE Tech 100 Index Fund's investments will consist of technology-based issues, which exposes the Fund to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, the PSE Tech 100 Index Fund intends to maintain a complete replication investment philosophy even during periods when one or more industries may be over-represented on the PSE Technology Index, which may expose the Fund during such periods to risks associated with industry concentration. See "Industry Concentration Factors" in the Statement of Additional Information.

     INVESTMENTS IN SMALL TO MEDIUM SIZED COMPANIES. The investment program and strategies of the PSE Tech 100 Index Fund and the Managed Growth Fund may cause those Funds to invest a greater portion of their assets in small to medium sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and medium sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and medium sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small and medium sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and
(c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the PSE Tech 100 Index and Managed Growth Funds may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

     INDEX OPTIONS AND FUTURES. The S&P 100 Plus and PSE Tech 100 Index Funds may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize their cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The Achievers Fund may use exchange-traded index futures to equitize cash. The S&P 100 Plus and Achievers Funds may also use options on individual stocks, but the Advisor has no plans to do so at this time.

     Index Futures and Options. The S&P 100 Plus and PSE Tech 100 Index Funds may write (sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Fund will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Fund or the Advisor reaches exchange position limits. The PSE Tech 100 Index Fund plans to use options and futures on any of the PSE Technology Index, the S&P 500 Index and the Nasdaq Composite Index. The Achievers Fund may use exchange traded index futures on any of the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. These Funds may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the Fund's investment objective and otherwise are consistent with its investment program and restrictions.

     Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

     An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or a loss.

     Risks Associated with Options and Futures. Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for a Fund. The Funds will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment.
Rather, each relevant Fund will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Fund's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

     Additional risks associated with the intended use by the S&P 100 Plus, Achievers and PSE Tech 100 Index Funds of index futures contracts and index options include the following:

          (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;

          (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the relevant Fund seeks to match; and

          (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

     A Fund will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Fund's underlying securities. A Fund will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

                                   MANAGEMENT

INVESTMENT ADVISOR

     B.C. Ziegler and Company ("Ziegler") is the primary investment advisor of each of the Funds. Ziegler also serves as distributor and accounting/pricing agent for each of the Funds. In addition to managing the Funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 215 North Main Street, West Bend, Wisconsin 53095.

     Ziegler provides each Fund with overall investment advisory and administrative services. The table below shows the fees that each of the Funds paid to Ziegler for investment advisory services for the fiscal year ended October 31, 2000. The fees are expressed as a percentage of the relevant Fund's average net assets over that period.

                                                           FEES WAIVED FOR
                           FEES PAID FOR FISCAL YEAR      FISCAL YEAR ENDED
           FUND              ENDED OCTOBER 31, 2000        OCTOBER 31, 2000
           ----              ---------------------         ----------------

Tax-Exempt Fund                      0.60%                      0.03%

Government Fund                      0.60%                      0.05%

S&P 100 Plus Fund                    0.38%                      0.05%

Achievers Fund                       0.75%                      0.02%

PSE Tech 100 Index Fund              0.28%                      0.10%

Managed Growth Fund                  0.75%                      0.47%

SUB-ADVISOR

     Ziegler and North Track have retained Geneva Capital Management Ltd. ("Geneva") as the sub-advisor for the Managed Growth Fund. We sometimes refer to Ziegler and/or the sub-advisor together as the "Advisors" or individually as an or the "Advisor."

     In its capacity as sub-advisor to the Managed Growth Fund, Geneva is responsible for managing the Fund's assets (subject to Ziegler's oversight). Geneva makes investment decisions for the Fund and supervises the acquisition and disposition of the Fund's investments. For these services, Ziegler (and not the Managed Growth Fund) pays a sub-advisory fee to Geneva out of Ziegler's advisory fee.

     In addition to managing the Managed Growth Fund, Geneva manages numerous customer accounts as an investment advisor. On January 1, 2001, Geneva managed approximately $511 million in assets on a discretionary basis. Geneva's investment team focuses primarily on mid-cap growth stocks. Its portfolio managers average almost 20 years in the investment business. Geneva's address is 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

     GOVERNMENT FUND. A team of managers led by Mr. Brian K. Andrew manages the Government Fund. Mr. Andrew is a Chartered Financial Analyst and Certified Cash Manager, and is Chief Investment Officer of Ziegler. Mr. Andrew joined an affiliate of Ziegler in 1994, following seven years of service in both bank trust companies and investment advisory firms. In those former roles, Mr. Andrew managed personal trust, employee benefit and institutional portfolios.
In addition to serving as Chief Investment Officer and head of Ziegler's Asset Management Group, Mr. Andrew is a member of Ziegler's Fixed Income Committee and its Equity Committee. Mr. Andrew has been an instructor in the area of asset investment management for the past seven years for the American Institute of Banking. He received a B.S. in Finance from the University of Minnesota.

     Mr. Andrew's team includes Mr. Craig S. Vanucci, a Chartered Financial Analyst and Vice President of Ziegler, and Mr. Robert G. Leuty, a Chartered Financial Analyst and Vice President of Ziegler. Mr. Vanucci joined an affiliate of Ziegler in 1994 and has over 18 years of experience managing personal trusts, employee benefit and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler's Fixed Income Committee. Prior to joining Ziegler, Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investments Division. Mr. Vanucci received a B.S. in Finance from Bowling Green State University and a Masters of Business from the University of Toledo.

     Mr. Leuty joined Ziegler in 2000, and has over 10 years of experience in the investment industry. He presently serves as a fixed income portfolio manager, managing institutional fixed income portfolios for health care, senior living and corporate accounts. He is a member of Ziegler's Fixed Income Committee. Prior to joining Ziegler, Mr. Leuty spent 10 years with a major national bank holding company and served as a portfolio manager in its Investment Management Division managing over $8.0 billion in various money market mutual funds. Mr. Leuty received a B.B.A. in Accounting from the University of Wisconsin-Madison and a Masters of Business from the University of St. Thomas.

     TAX-EXEMPT FUND. The Tax-Exempt Fund is managed by Mr. Craig S. Vanucci. Mr. Vanucci's credentials are described above under the subheading "Government Fund."

     S&P 100 PLUS FUND. Mr. Jay Ferrara manages the assets of the S&P 100 Plus Fund. Mr. Ferrara is Assistant Vice President - Fund Manager and Analyst for Ziegler. He has more than ten years of experience in the mutual fund industry. Prior to joining Ziegler, Mr. Ferrara served as Senior Fund Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust.

     ACHIEVERS FUND. Since May, 1999, Mr. Jay Ferrara has managed or co-managed the assets of the Achievers Fund. Mr. Ferrara also manages the assets of the S&P 100 Plus and PSE Tech 100 Index Funds. Mr. Ferrara's credentials are described above under the subheading "S&P 100 Plus Fund."

     PSE TECH 100 INDEX FUND. Mr. Jay Ferrara has been the Fund manager for the PSE Tech 100 Index Fund since its inception June, 1996. His credentials are described above under the subheading "S&P 100 Plus Fund."

     MANAGED GROWTH FUND. An investment team consisting of William A. Priebe, Amy S. Croen and John J. O'Hare II, all of whom are officers of Geneva and chartered financial analysts (CFAs), is responsible for the day-to-day management of the Managed Growth Fund's investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without prior team approval.

     Mr. Priebe has been Principal and President of Geneva since 1987 after having managed assets for First Wisconsin Trust Co. Mr. Priebe received an MBA from the University of Chicago in 1977, an MA in Finance from Northern Illinois University in 1968 and a BA from Northern Illinois University in 1965. Ms. Croen has been Principal and Executive Vice President of Geneva since 1987, after serving as a securities analyst for First Wisconsin Trust Co. for six years. Ms. Croen received an MBA from Columbia University in 1979 and a BA from Princeton University in 1975. Mr. O'Hare has been Vice President of Geneva since 1997. From 1992 to 1997, he was a senior analyst at The Nicholas Funds. Before then he was a securities analyst for Barrington Research and Kemper Securities. Mr. O'Hare received a BA from the University of Wisconsin-Whitewater in 1981.

                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of any of the Funds through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     North Track discontinued issuing certificates for shares of the Funds, because certain shareholder services are either cumbersome or unavailable for certificated shares. If you hold previously issued certificates for some or all of your shares, you cannot use certain shareholder services for those shares, including telephone redemptions and exchanges and any systematic withdrawal. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). North Track issues certificates for purchases of the Government Fund Class A shares by financial institutions for purposes of pledging those shares to other financial institutions.

THREE CLASSES OF SHARES

     This prospectus describes three classes of shares; Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Not all classes are available in all Funds. Your investment representative can help you choose the class most appropriate for you.

     One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares or Class C shares.

     If you are considering a direct investment in shares of the Government Fund, you should purchase Class A shares rather than Class C shares, especially if you are considering a long term investment. This is true because the overall expense structure of the Class C shares for the Government Fund is considerably greater than the overall expense structure for its Class A shares, which has a relatively modest front-end sales charge of 3.50%. We have designed and made Class C shares of the Government Fund available for purchase primarily by investors who hold Class C shares of another North Track Fund and who wish to exchange into the Government Fund as a temporary defensive strategy during times of market turmoil or uncertainty. Class C shares of the Government Fund are not intended for persons who wish to purchase and hold shares directly in the Government Fund.

     The following table shows which Classes of shares are available for which Funds, and highlights some of the differences between the three Classes.

CLASS A SHARES              CLASS B SHARES           CLASS C SHARES
--------------              --------------           --------------

Available for all Funds     Available   for    all   Available  for  all Funds,
                            Funds except  the Tax-   except    the   Tax-Exempt
                            Exempt and  Government   Fund
                            Funds

Maximum front-end  sales    No   front-end   sales   1.00%    front-end   sales
charge:                     charge                   charge

   5.25% for the S&P 100
   Plus,  Achievers, PSE
   Tech  100  Index  and
   Managed Growth Funds

   3.50%  for  the  Tax-
   Exempt and Government
   Funds

No  contingent  deferred    Maximum           5.0%   1.00%  contingent deferred
sales charge                contingent    deferred   sales   charge  (which  is
                            sales charge (reducing   eliminated  after you  own
                            each year you own your   your    shares   for    18
                            shares, and  going  to   months)
                            zero after six years)

Lower  annual  expenses,    Higher          annual   Higher   annual  expenses,
including the  12b-1 fee    expenses,    including   including  the  12b-1  fee
(0.25%), than Class B or    the 12b-1 fee (1.00%),   (1.00%),   than  Class   A
Class C shares              than Class A shares      shares

                            Automatic   conversion   No  conversion  to Class A
                            to  Class   A   shares   shares,    meaning    that
                            after eight years, higher annual expenses reducing future annual continueerforn as longs as
                            expenses                 you  hold   your  Class  C
                                                     shares

      In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same Class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. However, Class A, Class B or Class C shares of any North Track mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.

MINIMUM PURCHASE AMOUNTS

      The Funds have established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control each Fund's operating expenses. Each Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases a Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for each of the Funds for various types of investors.


                                    MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                   INVESTMENT AMOUNT INVESTMENT AMOUNT(1)<F29>
----------------                   ----------------- -------------------------

All  investors,   except  special       $1,000                  $50
investors listed below

IRAs, Keogh  plans, self-directed                               $25
retirement accounts and custodial
accounts under the Uniform Gifts/
Transfers  to  Minors   Act  (see        $500
"Shareholder Services")

Purchases   through    Systematic        $100                  $100(2)<F30>
Purchase Plans  (see "Shareholder
Services  -  Systematic  Purchase
Plan")


(1)<F29> There is no minimum additional investment requirement for purchases of shares of any of the Funds if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F30> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

      FRONT-END SALES CHARGE. You may purchase Class A shares of each Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 3.50% of the public offering price for the Tax-Exempt and Government Funds, and 5.25% of the public offering price for the S&P 100 Plus, Achievers, PSE 100 Index and Managed Growth Funds. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

      The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of each of the Funds. None of the Funds will issue shares for consideration other than cash, except in the case of a bonafide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

                                    PUBLIC OFFERING  NET AMOUNT
        SIZE OF INVESTMENT               PRICE        INVESTED
        ------------------          ---------------  ----------

TAX-EXEMPT AND GOVERNMENT FUNDS:

Less than $25,000                        3.50%          3.63%

$25,000 but less than $50,000            3.00%          3.09%

$50,000 but less than $100,000           2.50%          2.56%

$100,000 but less than $250,000          2.00%          2.04%

$250,000 but less than $500,000          1.50%          1.52%

$500,000 but less than $1,000,000        1.00%          1.01%

$1,000,000 or more                       None           None

S&P 100 PLUS, ACHIEVERS, PSE TECH 100 INDEX AND MANAGED
GROWTH FUNDS:

Less than $25,000                        5.25%          5.54%

$25,000 but less than $50,000            5.00%          5.26%

$50,000 but less than $100,000           4.75%          4.98%

$100,000 but less than $250,000          3.75%          3.40%

$250,000 but less than $500,000          3.00%          3.09%

$500,000 but less than $1,000,000        2.00%          2.04%

$1,000,000 or more                       None           None

     REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) the individual's spouse and their children under the age of 21 purchasing shares for their own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Funds equals $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invested an additional $100,000, the sales charge would be 2.00% in the Government and Tax-Exempt Funds on that additional investment and 3.75% in the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds. You can aggregate your holdings of Class A and Class B shares in all Funds that have a sales charge to determine the break-point at which you may purchase in any Fund.

     A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Fund with respect to shares held in escrow.

     Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

     To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Funds at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million           You may purchase Class  A shares at net  asset value if
Purchases              you purchase  at least  $1.0 million  of shares  or the
                       value of your account  at the time of  your purchase is
                       at least $1.0 million, provided  you make your purchase
                       through a  Selected Dealer  who has  executed  a dealer
                       agreement with  Ziegler.   The Distributor  may  make a
                       payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 24 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount equal to 0.75 of 1% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Employee Benefit       Any plan qualified under Section 401(k) of the Internal
Plans                  Revenue Code that  has at least  fifty participants may
                       purchase Class A shares at net asset value. If such a plan purchases shares of any of the Funds through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.

State and Municipal    Class A shares  of the Funds  also may  be purchased at
Governments and        net asset value  without a  sales charge by  any state,
Charities              county or  city,  or  any  instrumentality, department,
                       authority or  agency  thereof,  and  by  any  nonprofit
                       organization  operated   for   religious,   charitable,
                       scientific, literary,  educational or  other benevolent
                       purpose  which  is  exempt   from  federal  income  tax
                       pursuant to Section  501(c)(3) of  the Internal Revenue
                       Code; provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Persons Associated Class A shares may be purchased at net asset value by: with North Track and Directors and officers of North Track (including shares Its Service Providers purchased jointly with or individually by any such person's  spouse  and  shares  purchased  by  any  such
                       person's  children  or  grandchildren  under  age  21);
                       employees of Ziegler, Selected Dealers, and Geneva, and
                       the trustee or  custodian under any  pension or profit-
                       sharing  plan  established  for   the  benefit  of  the
                       employees of  any  of the  foregoing;  and non-employee
                       directors  of  The  Ziegler   Companies,  Inc.    Also,
                       employees of  the Pacific  Stock Exchange  may purchase
                       Class A shares  of the PSE  Tech 100 Index  Fund at net
                       asset  value.     The   term  "employee"   includes  an
                       employee's spouse (including the  surviving spouse of a
                       deceased employee), parents (including step-parents and
                       in-laws),  children,   grandchildren   under   age  21,
                       siblings, and retired employees.

Reinvestments of       Class A shares may be purchased  without a sales charge
Distributions From     upon the reinvestment  of distributions  from any North
North Track Mutual     Track mutual fund, or  investment of distributions from
Funds and Other        various unit  investment trusts  sponsored  by Ziegler;
Investment Vehicles    the reinvestment of  principal or  interest payments on
Sponsored by Ziegler   bonds issued by  Ziegler Mortgage  Securities, Inc. II;
                       or the reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through You may purchase Class A shares without a sales charge Certain Investment through an asset allocation program, wrap fee program
Programs               or similar program of services  administered for you by
                       a   broker-dealer,   investment    advisor,   financial
                       institution or  other  service  provider,  provided the
                       program meets certain  standards established  from time
                       to time  by  Ziegler.    You  should  read  the program
                       materials provided by  the service  provider, including
                       information related to  fees, in  conjunction with this
                       Prospectus.   Certain features  of  a Fund  may  not be
                       available or  may be  modified in  connection  with the
                       program of  services.   When you  purchase  shares this
                       way, the  service  provider,  rather  than  you  as the
                       service provider's customer, may  be the shareholder of
                       record for the shares.  The service provider may charge
                       fees of its  own in connection  with your participation
                       in the program of services.   Certain service providers
                       may  receive  compensation  from   North  Track  and/or
                       Ziegler for providing such services.

Reinvestment           If  you  redeem  Class A  or  Class  B shares, you  may
Privilege              reinvest  all  or  part  of  the redemption proceeds in
                       Class A shares of the same Fund, without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES

     You may purchase Class B shares of any of the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

     CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                    CONTINGENT DEFERRED SALES CHARGE
-------                                    --------------------------------

1 Year or less                                          5.00%

More than 1 Year, but less than 3 Years                 4.00%

3 Years, but less than 4 Years                          3.00%

4 Years, but less than 5 Years                          2.00%

5 Years, but less than 6 Years                          1.00%

6 Years or More(1)<F31>                                  None

(1)<F31> Class B shares convert to Class A shares automatically after eight years.

     Selected Dealers who sell Class B shares of a Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

     You may purchase Class C shares of any of the Government, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds at net asset value plus a front-end sales charge equal to 1.00% of the public offering price (or 1.01% of the net amount invested). You also pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in a Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

     If you are considering a direct investment in the Government Fund, you should purchase Class A shares, not Class C shares. For an explanation, see "Purchasing Shares - Three Classes of Shares."

DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, each Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because each Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Plan permits each Fund to make payments to the Distributor to reimburse it for expenditures it incurs in connection with the distribution of each Fund's shares to investors, and to compensate the Distributor in connection with sales of Class B and Class C shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Funds. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

     Under the Plan, each Fund assesses a service fee of up to 0.25 of 1% of the Fund's average daily net assets for all three Classes of shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Funds that offer Class B and Class C shares assess a distribution fee of 0.75 of 1% of the portion of the Fund's average daily net assets represented by its those respective Classes. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee. Unlike Class B shares, Class C shares do not convert to Class A shares, and as a result Class C shares remain subject to the entire 1.00% 12b-1 distribution and service fees for the entire time that you hold your shares.

     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

     We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested based on the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.



                                                            TO ADD TO
METHOD                  TO OPEN A NEW ACCOUNT          AN EXISTING ACCOUNT
------                  ---------------------          -------------------

BY MAIL OR PERSONAL   1.  Complete  the  Account  1. Complete   the  Additional
DELIVERY                  Application   included     Investment  form  included
                          in this prospectus.        with      your     account
Send by First Class                                  statement.  Alternatively,
or Express Mail to:   2.  Make  your  check   or     you  may   write   a  note
                          money  order   payable     indicating   your  account
North Track               to: "North Track."         number.
c/o PFPC Global
  Fund Services           Note: The amount of     2. Make your check payable to
P.O. Box 60504            ----                       "North Track."
King of Prussia, PA       your   purchase   must
19406                     meet  the   applicable  3. Personally deliver or mail
                          minimum        initial     the  Additional Investment
                          investment    account.     Form  (or  note) and  your
                          See        "Purchasing     check or money order.
                          Shares    -    Minimum
                          Purchase Amounts."

                      3.  Personally deliver  or
                          mail   the   completed
                          Account    Application
                          and  your   check   or
                          money order.

AUTOMATICALLY         Not Applicable              USE  ONE   OF  NORTH  TRACK'S
                                                  AUTOMATIC          INVESTMENT
                                                  PROGRAMS.   Sign up for these
                                                  services  when you  open your
                                                  account,  or  call 1-800-826-
                                                  4600 for  instructions on how
                                                  to add  them to your existing
                                                  account.

                                                  SYSTEMATIC   PURCHASE   PLAN.
                                                  Make    regular,   systematic
                                                  investments  into  your North
                                                  Track  account(s)  from  your
                                                  bank  checking account.   See
                                                  "Shareholder    Services    -
                                                  Systematic Purchase Plan."

                                                  AUTOMATIC            DIVIDEND
                                                  REINVESTMENT.     Unless  you
                                                  choose otherwise, all of your
                                                  dividends  and  capital  gain
                                                  distributions   automatically
                                                  will    be    reinvested   in
                                                  additional Fund  shares.  You
                                                  also  may elect to  have your
                                                  dividends  and  capital  gain
                                                  distributions   automatically
                                                  invested in shares of another
                                                  North Track mutual fund.


TELEPHONE             BY EXCHANGE                 BY EXCHANGE

1-800-826-4600        Call  to establish  a  new  Add   to    an   account   by
                      account  by  ex   changing  exchanging funds from another
                      funds  from  an   existing  North  Track  account.    See
                      North Track account.   See  "Redeeming   and   Exchanging
                      "Redeeming and  Exchanging  Shares - Exchanging Shares."
                      Shares    -     Exchanging
                      Shares."

FINANCIAL SERVICES    You  may  open  an account  You  may  purchase additional
FIRMS                 and purchase  shares in  a  shares  in a  Fund  through a
                      Fund   through  a  broker-  broker-dealer     or    other
                      dealer or  other financial  financial  services firm that
                      service   firm  that   may  may charge a transaction fee.
                      charge a transaction fee.

                      North Track may accept North Track may accept requests to purchase requests to purchase shares into a broker- additional shares into a dealer street name broker-dealer street name account only from the account only from the broker-
                      broker-dealer.              dealer.


                                REDEEMING SHARES

GENERAL INFORMATION

      You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

      The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                  STEPS TO FOLLOW
------                  ---------------

BY TELEPHONE            You  may  use  North   Track's  Telephone  Redemption
1-800-826-4600          Privilege  to  redeem  shares  valued  at  less  than
                        $50,000, unless you have  notified the Transfer Agent
                        of an address  change within  the preceding  30 days.
                        The Transfer Agent will send redemption proceeds only
                        to the shareholder of record at  the address shown on
                        the Transfer Agent's  records.  However,  if you have
                        provided  the   Transfer  Agent   with   a  signature
                        guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                        Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Address to:
----------
North Track                  o    A written request for  redemption signed by
c/o PFPC Global Fund              the  registered  owner(s)  of  the  shares,
  Services                        exactly  as  the   account  is  registered,
P.O. Box 60504                    together  with  the  shareholder's  account
King of Prussia, PA               number;
19406
                             o    The  certificates  for   the  shares  being
                                  redeemed, if any;

                             o    Any  required  signature   guarantees  (see
                                  "Other   Information   About   Redemptions"
                                  below); and

                             o Any additional documents which might be re quired for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

                        The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL   You can  set  up an  automatic  systematic withdrawal
PLAN                    plan from  any  of  your North  Track  accounts.   To
                        establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call the transfer agent and request a Systematic
                        Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder
                        Services - Systematic Withdrawal Plan."

FINANCIAL SERVICES      You also  may redeem  shares  through broker-dealers,
FIRMS                   financial  advisory   firms   and   other   financial
                        institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                 STEPS TO FOLLOW
------                 ---------------

BY MAIL The Transfer Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all
                       necessary  documents.    There  is  no  charge  for this
                       service.

BY ACH The Transfer Agent will normally process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services as North Track's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4)
requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in a Fund drops below $500 for three months or more, the Fund has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of one or more of the Funds for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund(s).

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

     MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track. To discourage such activity, North Track reserves the right to restrict further purchases by the shareholder.

                               EXCHANGING SHARES

GENERAL INFORMATION

     Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track mutual fund (including any of the Funds) for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. Additionally, you may exchange Class A, Class B or Class C shares of any North Track mutual fund (including any of the Funds) for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

     An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the
                  ----------
North Track mutual fund into which you are exchanging.  Accordingly, you must
                        ----------
comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which you are exchanging (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. For example, if you exchange Class A shares of the Tax-Exempt Fund for Class A shares of the S&P 100 Plus Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between:
(a) the front-end sales charge you paid when you purchased your S&P 100 Plus Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

     EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in a Fund only for shares of the same class of another Fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

     An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

     o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.

     o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

     o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

     o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                   STEPS TO FOLLOW
------                   ---------------

BY MAIL OR PERSONAL      Mail your exchange order to North Track.
DELIVERY
                         Please Note: North Track must receive your exchange
Send by first class or   -----------
express mail to:         order no later than 3:00 p.m.  Eastern Time in order
                         to effect an exchange on that business day.
North Track
c/o PFPC Global Fund
  Services
P.O. Box 60504
King of Prussia, PA
19406

BY TELEPHONE             You receive telephone  exchange privileges  when you
                         open  your  account.     To  decline  the  telephone
1-800-826-4600           exchange privilege, you  must check  the appropriate
                         box on the Application Form when you open your account.

                         Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                         Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS You may exchange  shares through  your broker-dealer or other financial services firm, which may charge a transaction fee.


                              SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or North Track.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

     TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Funds: (1) Individual Retirement Accounts (including Education IRAs, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of each Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, we value each Fund's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds, 2:30 p.m. Eastern time for the Tax-Exempt Fund, and 3:00 p.m. Eastern time for the Government Fund.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Government and Tax-Exempt Funds declare dividends daily and pay them monthly. The S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds declare and pay their dividends annually. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the relevant Fund.

     Capital gains distributions, if any, in all Funds will be declared annually and normally will be paid within 45 days after the end of the fiscal year.

TAX STATUS

     Each Fund distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on each Fund's distributions (other than exempt-interest dividends distributed by the Tax-Exempt Fund) when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

     With the exception of exempt-interest dividends distributed by the Tax-Exempt Fund, distributions will be taxable as ordinary income or capital gains. Capital gains may be taxed at different rates, depending on how long the Fund holds its assets.

     That part of the Tax-Exempt Fund's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Fund on that state's securities. Therefore, the Tax-Exempt Fund will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or such shorter period as the particular Fund has been in operation). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request.

                                                                TAX-EXEMPT FUND
                                       ------------------------------------------------------------------------
                                         FOR THE YEAR       FOR THE TEN        FOR THE YEARS ENDED DECEMBER 31,
                                             ENDED         MONTHS ENDED        --------------------------------
                                       OCTOBER 31, 2000  OCTOBER 31, 1999      1998          1997          1996
                                       ----------------  ----------------      ----          ----          ----

PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD        $8.23             $9.24           $9.52         $9.30         $9.39

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                         .34               .29             .37           .41           .43

Net realized and unrealized gains
(losses) on investments                       .32             (1.01)            .03           .44          (.09)
                                            -----             -----           -----         -----         -----

TOTAL FROM INVESTMENT  OPERATIONS             .66              (.72)            .40           .85           .34
                                            -----             -----           -----         -----         -----

LESS DISTRIBUTIONS:

Dividends from net  investment income        (.34)             (.29)           (.37)         (.41)         (.43)

Distributions from net realized gains
on investments                                 --                --            (.31)         (.22)           --
                                            -----             -----           -----         -----         -----

TOTAL DISTRIBUTIONS                          (.34)             (.29)           (.68)         (.63)         (.43)
                                            -----             -----           -----         -----         -----


NET ASSET VALUE,  END OF PERIOD             $8.55             $8.23           $9.24         $9.52         $9.30
                                            -----             -----           -----         -----         -----
                                            -----             -----           -----         -----         -----

TOTAL RETURN**<F33>                          8.2%            (7.8)%++<F35>     4.3%          9.4%          3.8%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (to nearest thousand)                   $37,427           $42,954         $54,914       $60,252       $66,310

Ratio of net expenses to
  average net assets                         1.3%+<F34>        1.2%*<F32>      1.1%          1.1%          1.1%+<F34>

Ratio of net investment income
  to average net assets                      4.2%+<F34>        4.0%*<F32>      3.9%          4.4%          4.7%+<F34>

Portfolio turnover rate                     57.5%             39.1%++<F35>   236.7%        209.2%        163.1%

*<F32>  Annualized.

**<F33> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F34> Reflects a voluntary reimbursement of expenses of 0.03% in 2000 and 0.1% in 1996.

++<F35> Not Annualized.

                                                                    GOVERNMENT FUND
                                    -----------------------------------------------------------------------------------
                                     FOR THE PERIOD
                                    FROM MAY 8, 2000
                                      (COMMENCEMENT                                              FOR THE YEARS ENDED
                                     OF OPERATIONS)     FOR THE YEAR      FOR THE TEN                DECEMBER 31,
                                         THROUGH           ENDED         MONTHS ENDED       ---------------------------
                                    OCTOBER 31, 2000  OCTOBER 31, 2000 OCTOBER 31, 1999     1998        1997       1996
                                    ----------------  ---------------- ----------------     ----        ----       ----

                                         Class C          Class A
                                         Shares            Shares

PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD      $8.89            $8.92             $9.55          $9.28      $9.20      $9.64

INCOME FROM INVESTMENT  OPERATIONS:

Net investment income                       .08              .51               .47            .55        .63        .64

Net realized and unrealized gains
  (losses) on investments                    --             (.03)             (.63)           .27        .08       (.44)
                                          -----            -----             -----          -----      -----      -----

TOTAL FROM INVESTMENT OPERATIONS            .08              .48              (.16)           .82        .71        .20
                                          -----            -----             -----          -----      -----      -----

LESS DISTRIBUTIONS:

Dividends from net  investment income      (.08)            (.51)             (.47)          (.55)      (.63)      (.64)

Distributions from net realized
  gains on investments                       --               --                --             --         --         --
                                          -----            -----             -----          -----      -----      -----

TOTAL DISTRIBUTIONS                        (.08)            (.51)             (.47)          (.55)      (.63)      (.64)
                                          -----            -----             -----          -----      -----      -----

NET ASSET VALUE,  END OF PERIOD           $8.89            $8.89             $8.92          $9.55      $9.28      $9.20
                                          -----            -----             -----          -----      -----      -----
                                          -----            -----             -----          -----      -----      -----

TOTAL RETURN**<F37>                        2.1%++<F39>      5.5%            (1.7)%++>F39>    9.1%       8.1%       2.3%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (to nearest thousand)                    $228          $30,261           $37,379        $40,088    $40,683    $44,920

Ratio of net expenses to
  average net assets                       1.9%*+           1.2%+           1.2%*            1.2%       1.1%+      1.1%+
                                           <F36><F38>          <F38>           <F36>                       <F38>      <F38>

Ratio of net investment income to
  average net assets                       4.9%*+           5.9%+<F38>        6.2%*<F36>     5.9%       7.0%+      7.0%+
                                           <F36><F38>                                                      <F38>      <F38>

Portfolio turnover rate                  329.0%           329.0%             30.3%++<F39>   87.7%      78.6%      36.9%


*<F36>    Annualized.

**<F37> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F38> Reflects a voluntary reimbursement of expenses of 0.30% in Class C shares and 0.05% in Class A shares in 2000, and 0.04% in each of 1997 and 1996.

++<F39>   Not Annualized.


                                                                     S&P 100 PLUS FUND
                             ------------------------------------------------------------------------------------------
                                                                                   FOR THE
                             FOR THE PERIOD                                      PERIOD FROM
                              FROM MAY 8,                                       JULY 27, 1998
                                 2000                                            COMMENCEMENT
                             (COMMENCEMENT                                           OF          FOR THE YEARS ENDED
                             OF OPERATIONS)                                      OPERATIONS)        DECEMBER 31,
                                THROUGH                           FOR THE TEN        TO        ------------------------
                               OCTOBER 31,  FOR THE YEAR ENDED    MONTHS ENDED    DECEMBER
                                 2000        OCTOBER 31, 2000   OCTOBER 31, 1999  31, 1998     1998      1997      1996
                             --------------  ----------------   ---------------- -----------   ----      ----      ----
                                 CLASS C     CLASS B  CLASS A   CLASS B  CLASS A   CLASS B    CLASS A
                                 SHARES      SHARES   SHARES     SHARES  SHARES    SHARES      SHARES

PER SHARE DATA:

NET ASSET VALUE,                 $43.69      $41.35   $41.49     $34.91  $34.90    $33.13     $27.04    $22.08    $19.53
  BEGINNING OF PERIOD

INCOME FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)       (.07)       (.18)     .07       (.13)    .10       .01        .20       .26       .29

Net realized and unrealized
  gains on investments             (.43)       2.22     2.31       6.57    6.57      2.43       8.51       5.63     4.07
                                 ------      ------   ------     ------  ------    ------     ------     ------   ------

TOTAL FROM INVESTMENT
  OPERATIONS                       (.50)       2.04     2.38       6.44    6.67      2.44       8.71       5.89     4.36
                                 ------      ------   ------     ------  ------    ------     ------     ------   ------

LESS DISTRIBUTIONS:

Dividends from net                   --          --     (.06)        --    (.08)     (.01)      (.20)      (.26)    (.29)
  investment income

Distributions from net realized      --        (.49)    (.49)        --      --      (.59)      (.59)      (.65)   (1.52)
  gains on investments

Distributions in excess of net
  realized gains                     --          --       --         --      --      (.06)      (.06)      (.02)      --
                                 ------      ------   ------     ------  ------    ------     ------      ------  ------

TOTAL DISTRIBUTIONS                  --        (.49)    (.55)        --    (.08)     (.66)      (.85)      (.93)   (1.81)
                                 ------      ------   ------     ------  ------    ------     ------     ------   ------

NET ASSET VALUE, END OF PERIOD   $43.19      $42.90   $43.32     $41.35  $41.49    $34.91     $34.90     $27.04   $22.08
                                 ------      ------   ------     ------  ------    ------     ------     ------   ------
                                 ------      ------   ------     ------  ------    ------     ------     ------   ------

TOTAL RETURN**<F41>              (3.4)%++      4.9%     5.7%      18.4%++ 19.1%++    7.4%++    32.3%      26.8%    22.4%
                                      <F43>                          <F43>   <F43>     <F43>

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period        $3,259     $68,697 $246.017    $37,160 $214,358   $6,123   $160,190   $105,738  $77,517
  (to nearest thousand)

Ratio of net expenses to
  average net assets              1.6%*+       1.6%+    0.9%+      1.5%*    0.8%*    1.3%*+     0.9%+      0.9%+    1.0%+
                                  <F40><F42>     <F42>    <F42>      <F40>    <F40>  <F40><F42>    <F42>     <F42>     <F42>

Ratio of net investment income
  (loss) to average net assets  (0.7)%*+     (0.6)%+    0.2%+    (0.4)%*    0.3%*     ___*+     0.6%+      1.0%+    1.4%+
                                  <F40><F42>     <F42>    <F42>     <F40>    <F40>  <F40><F42>    <F42>     <F42>     <F42>

Portfolio turnover rate           7.0%         7.0%     7.0%       4.9%++   4.9%++  10.2%      10.2%      17.0%     8.0%
                                                                    <F43>     <F43>


*<F40>  Annualized.

**<F41> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F42> Reflects a voluntary reimbursement of expenses of 0.14% in Class C shares, 0.06% in Class B shares and 0.05% in Class A shares in 2000, 0.03% in Class B shares and 0.07% in Class A Shares in 1998, 0.11% in 1997, and 0.01% in 1996.

++<F43> Not Annualized.


                                                                  ACHIEVERS FUND
                             ------------------------------------------------------------------------------------------
                                                                                      FOR THE
                             FOR THE PERIOD                                         PERIOD FROM
                                 FROM                                              JULY 27, 1998
                              MAY 8, 2000                                          (COMMENCEMENT
                             (COMMENCEMENT                                              OF
                             OF OPERATIONS)                                         OPERATIONS)    FOR THE YEARS ENDED
                                 THROUGH                          FOR THE TEN          TO             DECEMBER 31,
                               OCTOBER 31,  FOR THE YEAR ENDED    MONTHS ENDED     DECEMBER 31,   ---------------------
                                  2000       OCTOBER 31, 2000   OCTOBER 31, 1999       1998       1998     1997    1996
                             -------------- ------------------  ----------------   ------------   ----     ----    ----
                                 CLASS C    CLASS B    CLASS A   CLASS B   CLASS A    CLASS B    CLASS A
                                 SHARES     SHARES     SHARES    SHARES    SHARES     SHARES      SHARES


PER SHARE DATA:

NET ASSET VALUE,                $27.66     $30.12      $30.32    $27.86    $27.92     $28.48      $25.13  $20.01  $16.97
  BEGINNING OF PERIOD

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)      (.06)      (.18)       (.08)     (.16)      .02        .01         .07     .13     .14

Net realized and unrealized
  gains on investments             .49        2.27       2.35      2.42      2.39       1.39        4.80    5.43    3.54
                                ------      ------     ------    ------    ------     ------      ------  ------  ------

TOTAL FROM INVESTMENT OPERATIONS   .43        2.09       2.27      2.26      2.41       1.40        4.87    5.56    3.68
                                ------      ------     ------    ------    ------     ------      ------  ------  ------

LESS DISTRIBUTIONS:

Dividends from net                  --         --        (.01)      --       (.01)      (.01)       (.07)   (.13)   (.14)
  investment income

Distributions from net realized
  gains on investments              --       (4.41)     (4.41)      --         --      (2.01)      (2.01)   (.31)   (.50)
                                ------      ------     ------   ------     ------     ------      ------  ------  ------

TOTAL DISTRIBUTIONS                 --       (4.41)     (4.42)      --       (.01)     (2.02)      (2.08)   (.44)   (.64)
                                ------      ------     ------   ------     ------     ------      ------  ------  ------

NET ASSET VALUE, END OF PERIOD  $28.09      $27.80     $28.17   $30.12     $30.32     $27.86      $27.92  $25.13  $20.01
                                ------      ------     ------   ------     ------     ------      ------  ------  ------
                                ------      ------     ------   ------     ------     ------      ------  ------  ------

TOTAL RETURN**<F45>             (1.0)%++      7.4%       8.0%     8.1%++     8.6%++     4.9%++     19.4%   27.9%   21.8%
                                     <F47>                           <F47>     <F47>       <F47>

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period          $66      $2,749    $46,978   $1,138    $45,071       $338     $44,219 $39,565 $30,504
  (to nearest thousand)

Ratio of net expenses to
  average net assets              2.1%*+      2.1%+      1.4%+    2.0%*+     1.3%*+     1.7%*+      1.3%+   1.2%+   1.2%+
                                  <F44><F46>    <F46>     <F46>  <F44><F46>  <F44><F46>  <F44><F46>   <F46>   <F46>   <F46>

Ratio of net investment income
  (loss) to average net assets  (1.2)%*+    (1.0)%+    (0.3)%+  (.07)%*+     0.1%*+      ___*+      0.2%+   0.6%+   0.8%+
                                  <F44><F46>    <F46>     <F46>  <F44><F46>  <F44><F46>  <F44><F46>   <F46>   <F46>   <F46>

Portfolio turnover rate          33.3%       33.3%      33.3%    18.1%++    18.1%++    11.9%       11.9%   11.9%   13.1%
                                                                    <F46>      <F47>

*<F44>    Annualized.
**<F45> The Fund's sales charge is not reflected in total return as set forth in the table.
+<F46>    Reflects voluntary reimbursements of expenses as shown below:

               2000 - 0.02% in both Class A and   1998 - 0.02% in Class A shares
                      Class B shares              1998 - 0.06% in Class B shares
               2000 - 0.13% in Class C shares     1997 - 0.10%
               1999 - 0.02% in both Class A       1996 - 0.10%
                      and Class B shares
++<F47>   Not Annualized.

                                                           PSE TECH 100 INDEX FUND
                        ---------------------------------------------------------------------------------------------------
                        FOR THE PERIOD                                                                     FOR THE PERIOD
                          FROM MAY 8,                                        FOR THE                        FROM JUNE 30,
                             2000                                          PERIOD FROM                          1996
                         (COMMENCEMENT                                    JULY 27, 1998     FOR THE YEARS  (COMMENCEMENT
                        OF OPERATIONS)   FOR THE YEAR                     (COMMENCEMENT OF      ENDED      OF OPERATIONS)
                            THROUGH         ENDED          FOR THE TEN      OPERATIONS)      DECEMBER 31,       TO
                          OCTOBER 31,     OCTOBER 31,     MONTHS ENDED          TO           ------------   DECEMBER 31,
                             2000          2000          OCTOBER 31, 1999 DECEMBER 31, 1998  1998    1997      1996
                         ------------- ----------------  ---------------- -----------------  ----    ----   ------------
                            CLASS C    CLASS B  CLASS A  CLASS B  CLASS A     CLASS B       CLASS A
                            SHARES      SHARES   SHARES  SHARES    SHARES     SHARES        SHARES
PER SHARE DATA:
NET ASSET VALUE,            $38.33      $26.90   $27.13  $18.39    $18.45      $14.94       $12.39   $10.76    $10.00
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
   Net investment             (.12)       (.39)    (.18)   (.22)     (.08)        .01          .01      .04       .03
     income (loss)
   Net realized and
     unrealized gains
     on investments          (1.55)      11.56    11.79    8.73      8.76        4.07         6.68     2.04       1.03
                            ------      ------   ------  ------    ------      ------       ------   ------     ------
   TOTAL FROM INVESTMENT
     OPERATIONS              (1.67)      11.17    11.61    8.51      8.68        4.08         6.69     2.08       1.06
                            ------      ------   ------  ------    ------      ------       ------   ------     ------
LESS DISTRIBUTIONS:
   Dividends from net           --          --       --      --        --        (.01)        (.01)    (.04)      (.03)
     investment income
   Distributions from net       --       (1.98)   (1.98)     --        --        (.60)        (.60)    (.38)      (.24)
     realized gains
     on investments
   Distributions in excess
     of net realized gains      --          --       --      --        --        (.02)        (.02)    (.03)      (.03)
                            ------      ------   ------  ------    ------      ------       ------   ------     ------
   TOTAL DISTRIBUTIONS          --       (1.98)   (1.98)    --         --        (.63)        (.63)    (.45)      (.30)
                            ------      ------   ------  ------    ------      ------       ------   ------     ------
NET ASSET VALUE,
  END OF PERIOD             $36.66      $36.15   $36.76  $26.90    $27.13      $18.39       $18.45   $12.39     $10.76
                            ------      ------   ------  ------    ------      ------       ------   ------     ------
                            ------      ------   ------  ------    ------      ------       ------   ------     ------
TOTAL RETURN**<F49>         (7.0)%++     43.3%    44.4%   46.3%++   47.0%++     27.2%        54.0%    19.4%      10.7%++
                                 <F51>                        <F51>     <F51>                                         <F51>
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (to nearest thousand)    $11,423    $205,213 $408,040 $60,038  $169,247      $6,559      $72,724  $27,144     $6,004

Ratio of net expenses to
  average net asset           1.5%*+      1.4%+    0.7%+   1.4%*+    0.7%*+      1.2%*+       0.6%+    0.2%+        --*+
                              <F48><F50>    <F50>   <F50>  <F48><F50> <F48><F50>   <F48><F50>    <F50>    <F50>   <F48><F50>
Ratio of net investment
  income (loss) to average
  net assets                (1.3)%*+    (1.2)%+  (0.5)%+ (1.1)%*+  (0.4)%*+        __*+         --+    0.3%+      0.7%*+
                              <F48><F50>    <F50>   <F50>  <F48><F50> <F48><F50>  <F48><F50>    <F50>    <F50>    <F48><F50>
Portfolio turnover rate      40.2%       40.2%    40.2%   33.0%++   33.0%++     25.4%++       25.4%   22.0%       3.0%++
                                                              <F51>     <F51>      <F51>                           <F51>

*<F48>    Annualized.

**<F49> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F50>    Reflects a voluntary reimbursement of expenses as follows::

               2000 - 0.09% in Class A shares     1998 - 0.5% in Class A shares
               2000 - 0.10% in Class B shares     1998 - 0.3% in Class B shares
               2000 - 0.24% in Class C shares     1997 - 1.1%
               1999 - 0.13% in both Class A and   1996 - 3.3%
                      Class B shares

++<F51>   Not Annualized.

                                                                       MANAGED GROWTH FUND
                                              -------------------------------------------------------------------
                                              FOR THE PERIOD FROM                             FOR THE PERIOD FROM
                                                  MAY 8, 2000                                   JANUARY 1, 1999
                                                (COMMENCEMENT OF                               (COMMENCEMENT OF
                                               OPERATIONS THROUGH    FOR THE YEAR ENDED          OPERATIONS)
                                                OCTOBER 31, 2000       OCTOBER 31, 2000      TO OCTOBER 31, 1999
                                              -------------------    -------------------     -------------------
                                                     CLASS C         CLASS B     CLASS A     CLASS B     CLASS A
                                                     SHARES          SHARES      SHARES      SHARES       SHARES
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                 $10.30          $10.01       $10.05     $10.00       $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        (.04)           (.17)        (.09)      (0.7)        (0.1)

   Net realized and unrealized
     gains on investments                              2.96            3.27         3.30        .08          .06
                                                     ------          ------       ------     ------       ------

   TOTAL FROM INVESTMENT OPERATIONS                    2.92            3.10         3.21        .01          .05
                                                     ------          ------       ------     ------       ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                  --              --           --         --           --

   Distributions from net realized                       --              --           --         --           --
     gains on investments

   Distributions in excess of net
     realized gains                                      --              --           --         --           --
                                                     ------          ------       ------     ------       ------
  TOTAL DISTRIBUTIONS                                    --              --           --         --           --
                                                     ------          ------       ------     ------       ------
NET ASSET VALUE, END OF PERIOD                       $13.22          $13.11       $13.26     $10.01       $10.05
                                                     ------          ------       ------     ------       ------
                                                     ------          ------       ------     ------       ------

TOTAL RETURN**<F53>                                   22.1%*<F52>     30.9%        31.9%       0.1%++<F55>  0.5%++<F55>

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period                              $173          $4,519      $12,457     $1,701       $5,913
  (to nearest thousand)

Ratio of net expenses to average net assets            2.0%*+          2.0%+        1.3%+      1.2%*+       0.6%*+
                                                       <F52><F54>        <F54>        <F54>     <F52><F54>  <F52><F54>
Ratio of net investment income (loss)                                                        (0.8)%*+     (0.1)%*+
  to average net assets                              (1.7)%*+           ___+      (0.7)%+       <F52><F54>  <F52><F54>
                                                       <F52><F54>        <F54>        <F54>
Portfolio turnover rate                               38.7%           38.7%        38.7%      27.5%++      27.5%++
                                                                                                  <F55>      <F55>

*<F52>    Annualized.

**<F53> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F54>    Reflects a voluntary reimbursement of expenses as follows:

          2000 - 0.45% in Class A shares     1999 - 2.30% in Class A and
          2000 - 0.44% in Class B shares            Class B shares
          2000 - 0.59% in Class C shares

++<F55>   Not Annualized.

                                   APPENDIX A
                      COMPOSITION OF THE S&P 100 INDEX*<F78>
                            (AS OF DECEMBER 31, 2000)

                                                                  PERCENT
TICKER                                                            OF TOTAL
SYMBOL         COMPANY NAME                                     COMPOSITION
------         ------------                                     -----------
AA             Alcoa Inc                                           0.44%
ATI            Allegheny Tech                                      0.02%
AEP            Amer Electric Power                                 0.23%
AIG            Amer Intl Group                                     3.49%
AOL            America Online                                      1.23%
AXP            American Express Co                                 1.12%
AGC            American General                                    0.32%
AMGN           Amgen Inc                                           1.01%
T              AT&T Corp                                           1.00%
AVP            Avon Products                                       0.17%
BHI            Baker Hughes Inc                                    0.21%
BAC            Bank of America Corp                                1.15%
ONE            Bank One Corp                                       0.65%
BAX            Baxter International                                0.39%
BDK            Black & Decker Corp                                 0.05%
BA             Boeing Co                                           0.91%
BCC            Boise Cascade Corp                                  0.03%
BMY            Bristol-Myers Squibb                                2.22%
BNI            Burlgton No Santa Fe                                0.18%
CPB            Campbell Soup                                       0.22%
CMB            Chase Manhattan Corp                                0.91%
CI             CIGNA Corp                                          0.32%
CSCO           Cisco Systems                                       4.21%
C              Citigroup Inc                                       3.93%
CCU            Clear Channel Comm                                  0.43%
CGP            Coastal Corp                                        0.29%
KO             Coca-Cola Co                                        2.31%
CL             Colgate-Palmolive                                   0.57%
CSC            Computer Sciences                                   0.15%
DAL            Delta Air Lines                                     0.09%
DIS            Disney (Walt) Co                                    0.92%
DOW            Dow Chemical                                        0.38%
DD             duPont de Nemours                                   0.77%
EK             Eastman Kodak                                       0.19%
EMC            EMC Corp                                            2.22%
ENE            Enron Corp                                          0.94%
ETR            Entergy Corp                                        0.14%
EXC            Exelon Corp                                         0.35%
XOM            Exxon Mobil Corp                                    4.63%
FDX            FedEx Corp                                          0.17%
FDX            Ford Motor Co                                       0.67%
GD             General Dynamics                                    0.24%
GE             General Electric Co                                 7.26%
GM             General Motors Corp                                 0.42%
G              Gillette Co                                         0.58%
GX             Global Crossing                                     0.19%
HAL            Halliburton Co                                      0.25%
HET            Harrah's Entermt                                    0.05%
HIG            Hartford Finl Serv                                  0.24%
HCA            HCA-Healthcare Co                                   0.38%
HNZ            Heinz (HJ)                                          0.25%
HWP            Hewlett-Packard Co                                  0.95%
HD             Home Depot Inc                                      1.62%
HON            Honeywell Intl                                      0.58%
IBM            IBM                                                 2.29%
INTC           Intel Corp                                          3.09%
IP             International Paper                                 0.30%
JNJ            Johnson & Johnson                                   2.23%
LEH            Lehman Brothers Hldg                                0.25%
LTD            Limited Inc                                         0.11%
LU             Lucent Technologies                                 0.69%
MAY            May Depart Stores                                   0.15%
MCD            McDonald's Corp                                     0.69%
MEDI           MedImmune Inc                                       0.15%
MRK            Merck & Co                                          3.29%
MER            Merrill Lynch & Co                                  0.84%
MSFT           Microsoft Corp                                      3.52%
MMM            Minnesota Mining/Mfg                                0.73%
MWD            Morgan St Dean Witt                                 1.37%
NSM            Natl Semiconductor                                  0.06%
NXTL           Nextel Communication                                0.29%
NSC            Norfolk Southern                                    0.08%
NT             Nortel Networks                                     1.51%
ORCL           Oracle Corp                                         2.48%
PEP            PepsiCo Inc                                         1.10%
PFE            Pfizer Inc                                          4.44%
PNU            Pharmacia Corp                                      1.21%
PG             Procter & Gamble                                    1.57%
RSH            Radioshack Corp                                     0.12%
RAL            Ralston-Purina Group                                0.12%
RTN/B          Raytheon Co-Cl B                                    0.16%
ROK            Rockwell Intl (New)                                 0.13%
SLE            Sara Lee Corp                                       0.32%
SLB            Schlumberger Ltd                                    0.70%
S              Sears Roebuck & Co                                  0.18%
SO             Southern Co                                         0.33%
TXN            Texas Instruments                                   1.25%
AES            The AES Corp                                        0.39%
TOY            Toys R Us                                           0.05%
TYC            Tyco Intl                                           1.47%
UIS            Unisys Corp                                         0.07%
UTX            United Technologies                                 0.56%
USB            US Bancorp                                          0.33%
VZ             Verizon Comm                                        2.07%
VIAb           Viacom Inc - Cl B                                   1.09%
WMT            Wal-Mart Stores                                     3.63%
WFC            Wells Fargo & Co                                    1.46%
WY             Weyerhaeuser Co                                     0.17%
WMB            Williams Cos                                        0.27%
XRX            Xerox Corp                                          0.05%
                                                                 -------
                                                                 100.00%
                                                                 -------
                                                                 -------

*<F78> "Standard & Poor's", "Standard & Poor's 100", "S&P 100" and "100" are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                                   APPENDIX B
                      COMPOSITION OF THE PSE TECHNOLOGY INDEX
                            (AS OF DECEMBER 31, 2000)

                                                                  PERCENT
TICKER                                                            OF TOTAL
SYMBOL         COMPANY NAME                                     COMPOSITION
------         ------------                                     -----------
COMS           3Com Corp                                           0.24%
ADPT           Adaptec Inc                                         0.29%
ADCT           ADC Telecom Inc                                     0.51%
ADBE           Adobe Systems Inc                                   1.63%
AMD            Adv Micro Devices                                   0.39%
A              Agilent Technologies                                1.53%
ALA            Alcatel ADR                                         1.56%
AOL            America Online                                      0.97%
APCC           American Power Conv                                 0.35%
AMGN           Amgen Inc                                           1.79%
ADI            Analog Devices                                      1.43%
AAPL           Apple Computer Inc                                  0.42%
ABI            Applera-App Bio Grp                                 2.63%
AMAT           Applied Materials                                   1.07%
ADSK           Autodesk Inc                                        0.75%
ADP            Automatic Data Proc                                 1.77%
BGEN           Biogen Inc                                          1.68%
BMET           Biomet Inc                                          1.11%
BMCS           BMC Software Inc                                    0.39%
BSX            Boston Scientific                                   0.38%
CS             Cabletron Systems                                   0.42%
CDN            Cadence Design Sys                                  0.77%
CEN            Ceridian Corp                                       0.56%
CHIR           Chiron Corp                                         1.24%
CSCO           Cisco Systems                                       1.07%
COHR           Coherent Inc                                        0.91%
CPQ            Compaq Computer                                     0.42%
CA             Computer Assoc Intl                                 0.54%
CSCO           Computer Sciences                                   1.68%
CPWR           Compuware Corp                                      0.17%
GLW            Corning Inc                                         1.48%
CY             Cypress Semiconduct                                 0.55%
DELL           Dell Computer Corp                                  0.49%
DST            DST Systems                                         1.87%
ERTS           Electronic Arts Inc                                 1.19%
EDS            Electronic Data Sys                                 1.61%
EMC            EMC Corp                                            1.86%
FDC            First Data Corp                                     1.47%
GTW            Gateway Inc                                         0.50%
DNA            Genentech Inc                                       2.28%
GENZ           Genzyme Corp                                        2.51%
HRS            Harris Corp                                         0.86%
HWP            Hewlett-Packard Co                                  0.88%
IBM            IBM                                                 2.38%
IMNX           Immunex Corp                                        1.14%
IFMXE          Informix Corp                                       0.08%
INTC           Intel Corp                                          0.84%
JDSU           JDS Uniphase Corp                                   1.16%
KLAC           KLA-Tencor Corp                                     0.94%
KLIC           Kulicke & Soffa Ind                                 0.31%
LRCX           Lam Research Corp                                   0.40%
LLTC           Linear Technology                                   1.29%
LSI            LSI Logic Corp                                      0.48%
LU             Lucent Technologies                                 0.38%
MXIM           Maxim Integ Products                                1.34%
MDT            Medtronic Inc                                       1.69%
MENT           Mentor Graphics                                     0.77%
MUEI           Micron Electronics                                  0.11%
MUEI           Micron Technology                                   0.99%
MSFT           Microsoft Corp                                      1.21%
MIL            Millipore Corp                                      1.76%
MOT            Motorola Inc                                        0.57%
NSM            Natl Semiconductor                                  0.56%
NCR            NCR Corp                                            1.37%
NETA           Network Associates                                  0.12%
NXTL           Nextel Communication                                0.69%
NOK            Nokia Corp - ADR                                    1.22%
NT             Nortel Networks                                     0.90%
NOVL           Novell Inc                                          0.15%
NVLS           Novellus Systems                                    1.00%
ORCL           Oracle Corp                                         0.81%
PALM           Palm Inc                                            0.79%
PSFT           PeopleSoft Inc                                      1.04%
PHA            Pharmacia Corp                                      1.70%
QCOM           QUALCOMM Inc                                        2.30%
DSS            Quantum-Dlt & Strge                                 0.37%
SAP            SAP AG-ADR                                          0.94%
SFA            Scientific-Atlanta                                  0.91%
SRM            Sensormatic Elec                                    0.56%
SEBL           Siebel Systems                                      1.89%
SGI            Silicon Graphics                                    0.11%
SLR            Solectron Corp                                      0.95%
STJ            St Jude Medical                                     1.72%
SMSC           Standard Microsystem                                0.57%
STK            Storage Tech                                        0.25%
SUNW           Sun Microsystems                                    0.78%
SDS            SunGard Data Sys                                    1.32%
SYBS           Sybase Inc                                          0.55%
GYMC           Symantec Corp                                       0.93%
SBL            Symbol Tech Inc                                     1.01%
SNPS           Synopsys Inc                                        1.33%
TEK            Tektronix Inc                                       0.94%
TLAB           Tellabs Inc                                         1.58%
TER            Teradyne Inc                                        1.04%
TXN            Texas Instruments                                   1.32%
UIS            Unisys Corp                                         0.41%
VTSS           Vitesse Semiconduct                                 1.55%
XRX            Xerox Corp                                          0.13%
XLNX           Xilinx Inc                                          1.29%
YHOO           Yahoo! Inc                                          0.84%
                                                                 -------
               Total Market Value                                100.00%
                                                                 -------
                                                                 -------

PSE is a service mark of the Pacific Exchange Incorporated and has been licensed for use by the licensee. The PSE Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by PSE and PSE makes no representation regarding the advisability of investing in the fund.

       If you have any questions about any of the Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write North Track at:

               NORTH TRACK FUNDS, INC.
               215 North Main Street
               West Bend, Wisconsin 53095
               1-800-826-4600

          The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected each Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

          To view these documents, along with other related documents, you can visit the SEC's Internet site (www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by e-mail request to: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

          Investment Company Act File No. 811-4401.

INVESTMENT ADVISORS

          B.C. Ziegler and Company
          215 North Main Street
          West Bend, Wisconsin 53095

          Ziegler Investment Services
          (Sub-Advisor to all funds except
          Managed Growth Fund)
          250 East Wisconsin Avenue
          Suite 1900
          Milwaukee, Wisconsin  53202

          Geneva Capital Management Ltd.
          (Sub-Advisor to Managed Growth Fund)
          250 East Wisconsin Avenue
          Suite 1050
          Milwaukee, Wisconsin 53202

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT

          B.C. Ziegler and Company
          215 North Main Street
          West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

          PFPC Global Fund Services
          P.O. Box 60504
          King of Prussia, Pennsylvania 19406

CUSTODIAN

          Union Bank of California
          475 Sansome Street
          San Francisco, California  94111

COUNSEL

          Quarles & Brady LLP
          411 East Wisconsin Avenue
          Milwaukee, Wisconsin 53202

AUDITOR

          Arthur Andersen LLP
          100 East Wisconsin Avenue
          Milwaukee, Wisconsin 53202

            215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK FUNDS LOGO)

PROSPECTUS

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

"Standard & Poor's," "Standard & Poor's 100," "S&P," and
"S&P 100" are trademarks of McGraw-Hill, Inc. and have been licensed for use by B.C. Ziegler and Company.

PSE is a service mark of the Pacific Exchange
Incorporated and has been licensed for use by the licensee.

The S&P and PSE do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.

NT800-3/01

                                                                  Rule 497(c)
                                              1933 Act Registration No. 33-12
                                                   1940 Act File No. 811-4401

STATEMENT OF ADDITIONAL INFORMATION
  DATED MARCH 1, 2001
NORTH TRACK FUNDS, INC.
215 North Main Street
West Bend, Wisconsin  53095

      Six mutual funds (each a "Fund") of the North Track Funds, Inc. ("North Track") family of funds are described in this Statement of Additional Information and the Prospectus to which it relates: the Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund and Managed Growth Fund.

      Class A shares are available for all six of the Funds. Class B shares are available for all of the Funds, except for the Tax-Exempt and Government Funds. Class C shares are available for all Funds other than the Tax-Exempt Fund. Each Fund has a distinct investment objective and distinct investment policies, and there can be no assurance that any Fund will achieve its investment objective. Each shareholder's interest is limited to the particular Fund in which his/her shares are owned.

      You may obtain a Prospectus and purchase shares of each Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 215 North Main Street, West Bend, Wisconsin 53095, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated March 1, 2001 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about each Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      The financial statements of each Fund and the report of the independent auditors thereon are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 2000. See "Financial Statements."

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

STATEMENT OF ADDITIONAL INFORMATION                                        1

FUND HISTORY AND CAPITAL STOCK                                             3

INVESTMENT PROGRAM                                                         4

INVESTMENT RESTRICTIONS                                                   21

MANAGEMENT OF NORTH TRACK                                                 28

PURCHASE OF SHARES                                                        38

DISTRIBUTION EXPENSES                                                     42

DETERMINATION OF NET ASSET VALUE PER SHARE                                45

PERFORMANCE INFORMATION                                                   45

TAX STATUS                                                                51

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                       52

PORTFOLIO TRANSACTIONS AND BROKERAGE                                      53

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                                54

FINANCIAL STATEMENTS                                                      55

DESCRIPTION OF RATINGS OF CERTAIN SECURITIES                              55

                         FUND HISTORY AND CAPITAL STOCK

     North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation.

     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into eight mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Funds described in this Statement of Additional Information, North Track also offers shares of the Wisconsin Tax-Exempt Fund and the Cash Reserve Fund through separate prospectuses. The S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds each offer Class A, Class B and Class C shares. The Government Fund offers Class A and Class C shares. The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A shares. Shares of the Cash Reserve Fund also are divided into three separate classes; namely, Class X (Retail Class) shares, Class Y (Institutional Class) shares and Class B shares.

     Separate classes of shares within a Fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of each of the Funds. Certain other investment strategies and policies of each Fund are described in greater detail below.

INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

     Before investing in a particular Fund, an investor may wish to determine which investment - tax-free or taxable - will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                           TAX-FREE V. TAXABLE INCOME

                                                  ASSUMED TAX-FREE YIELDS
TAXABLE INCOME                                    6.00%     6.50%    7.00%    7.50%    8.00%
------------------------------------              ------------------------------------------
                                      FEDERAL TAX
SINGLE RETURN      JOINT RETURN       RATE         EQUIVALENT TAXABLE YIELDS*<F56>
--------------------------------------------------------------------------------------------
Up to $22,100      Up to $38,000      15.00%      7.06%     7.65%    8.24%    8.82%    9.41%
$22,100-55,100     $38,000-91,850     28.00%      8.33%     9.03%    9.72%   10.42%   11.11%
$55,100-115,000    $91,850-140,000    31.00%      8.70%     9.42%   10.14%   10.87%   11.59%
$115,000-250,000   $140,000-250,000   36.00%      9.38%    10.16%   10.94%   11.72%   12.50%
over $250,000      over $250,000      39.60%      9.93%    10.76%   11.59%   12.42%   13.25%

*<F56> The Equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket. These rates and brackets are subject to change. The table is based on tax rates in effect as of December 31, 2000. You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

     The Tax-Exempt Fund seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or by Fitch Investors Service, Inc. This Fund may also invest in certain temporary short-term investments, money market fund investments, U.S. Government Securities, or securities collateralized by U.S. Government Securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."

     For illustrative purposes, the Tax-Exempt Fund may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Fund's total return. Information as to actual yield and total return is set forth under "Performance Information."

     The Tax-Exempt Fund also sometimes presents in supplemental sales literature a line graph that displays the difference in the growth in $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Fund's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

MUNICIPAL SECURITIES

     Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

     The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obligations.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institutions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately- operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obligations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

GOVERNMENT SECURITIES

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

     In addition to direct obligations issued by the U.S. Treasury, the Funds may also invest in obligations issued by agencies or instrumentalities of the U.S. Government; provided that with respect to the Government Portfolio, such obligations are backed by the unconditional full faith and credit of the U.S. government, its agencies or instrumentalities.

OPTIONS

     To the extent consistent with their investment objectives, the S&P 100 Plus and PSE Tech 100 Index Funds will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return.

     Listed options are traded on each of the stocks in the S&P 100 Index, and the S&P 100 Plus Fund may write (sell) covered call options and put options, and may purchase call options and put options on individual stocks as well as on stock indices (including the S&P 500 Index and S&P 100 Index) for the purposes and subject to the limitations stated herein and as outlined in "Risk/Return Information; Investment Objectives and Strategies - S&P 100 Plus Fund" in the Prospectus. The S&P 100 Plus Fund may seek to enhance its return by writing covered call options for purchasing put options with respect to some or all of the individual stocks held in its portfolio. Through the purchase of call and put options with respect to individual stocks, the Fund may at times protectively hedge against an increase in the price of securities which the Fund plans to purchase or against a decline in the value of securities owned by the Fund. Whenever the Fund does not own securities underlying an open option position sufficient to cover the position, the Fund will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of the open position. The S&P 100 Plus Fund may also engage in option transactions on securities indices as a strategy to hedge against anticipated declines in the S&P 100 Index (and thereby to hedge against a similar decline in its portfolio) and to enhance the Fund's return through premium income.

     The PSE Tech 100 Index Fund may write (sell) covered call options and put options, and may purchase call options and put options on stock indices for the purposes and subject to the limitations outlined in "Risk/Return Information; Investment Objectives and Strategies - PSE Tech 100 Index Fund" in the Prospectus. See also "Risk/Return Information; Investment Objectives and Strategies - Additional Investment Practices and Risks - Index Options and Futures" in the Prospectus.

     Options on individual stocks may also be utilized by the Achievers Fund to enhance income and for hedging purposes, but the Advisor has no plans to do so at this time.

     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian or depository; or (iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

     An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller (call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

     A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

     A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

     A Fund will only purchase put options on individual securities held by the Fund, or, in the case of the S&P 100 Plus Fund and the PSE Tech 100 Index Fund, on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the Fund or an index on the securities.

     Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its Custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Fund from the risk of a decline in the value of a security below the exercise price of the option. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

FUTURES

     The S&P 100 Plus Fund, Achievers Fund and PSE Tech 100 Index Fund may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The S&P 100 Plus Fund may use futures on the S&P 500 Index, the Achievers Fund may use them on the S&P 500 Index, the S&P MidCap 400 Index and the Nasdaq Composite Index, and the PSE Tech 100 Index Fund may use them on the S&P 500 Index and the PSE Technology Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

     Futures contracts covering the indexes in which the Funds may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The S&P 100 Plus Fund, Achievers Fund and PSE Tech 100 Index Fund also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of North Track, such futures contracts are appropriate instruments to help the Advisor achieve the respective Fund's objective.

     Each of the S&P 100 Plus and PSE Tech 100 Index Funds generally will limit its use of futures contracts to hedging transactions. For example, the S&P 100 Plus Fund or PSE Tech 100 Index Fund might use futures contracts to equitize uncommitted cash or to hedge against anticipated declines in the cash value of the S&P 100 Index or the PSE Technology Index, as the case may be. Each of the S&P 100 Plus and PSE Tech 100 Index Funds also may sell futures contracts to hedge against anticipated declines in common stocks presently owned and may purchase futures contracts to hedge against anticipated increases in common stocks the Fund intends to purchase. The success of any hedging technique depends on the ability of the Advisor correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, each such Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The Advisor will limit its futures strategies for the Achievers Fund to equitizing uninvested cash held temporarily by the Fund from time to time. The Funds will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each of the Funds expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

     While a Fund maintains an open futures position, the Fund must maintain with the Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which the S&P 100 Plus Fund, Achievers Fund and PSE Tech 100 Index Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

     There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Plus Fund, Achievers Fund and PSE Tech 100 Index Fund. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position and the Fund would continue to be required to meet margin requirements until the position is closed.

     To minimize such risks, none of the Funds will enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets. Additionally, a Fund may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Fund's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should a Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund will realize a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

     Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

S&P 100 INDEX AND PSE TECHNOLOGY INDEX

     For illustrative purposes, the S&P 100 Plus Fund and the PSE Tech 100 Index Fund sometimes includes in their supplemental sales literature a line graph showing the similarity of the price patterns of the S&P 100 and the S&P 500 stock indices (in the case of the S&P 100 Plus Fund), and the PSE Technology Index (in the case of the PSE Tech 100 Index Fund), over the past decade. The presentation displays superimposed line graphs of annual prices of the S&P 100 and the S&P 500 stock indices or the PSE Technology Index, as the case may be, over approximately a 10-year period, with prices reflected on the vertical axis and years reflected on the horizontal axis.

     The S&P 100 Index is based upon stocks which are all listed on the NYSE and all have equity options trading on the CBOE. The S&P 100 Index was also the first stock index listed for options trading. The S&P 100 stocks are all included in the S&P 500 Index, which is designed to be representative of the stock market as a whole. The graph indicates that there have been some modest discrepancies between the stock prices in the S&P 100 Index and the S&P 500 Index in recent years, as compared to the very high price correlation observed between those indices in earlier years. Historical prices are not necessarily indicative of the future prices of either of these indices, or of the performance of the S&P 100 Plus Fund or the ability of that Fund to match the performance of either of those indices or of the broad stock market generally.

     The S&P 100 Plus Fund also sometimes presents in its supplemental sales materials charts that compare the growth in value of a share of the S&P 100 Plus Fund from commencement of its operations through December 31, 1998 to the growth of the S&P 100 Index over the same period. One chart presents the comparison on a total yield basis, and another on a gross dollar basis. Each presentation assumes the reinvestment of all dividends.

     Historical prices are not necessarily indicative of the future prices of an index, or of the performance of a Fund or the ability of a Fund to match the performance of an index or of the stock market generally.

FOREIGN INVESTMENTS

     The Managed Growth Fund may invest in foreign securities. The Managed Growth Fund will not invest in foreign securities which are not publicly traded on U.S. exchanges. However, it may invest up to 10% of its assets in American Depository Receipts ("ADRs") and other securities of foreign issuers that are traded on one of the three primary U.S. exchanges.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in securities of foreign issuers (including ADRs) involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by the Managed Growth Fund. The value of the Fund's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Advisors expect that most foreign securities in which the Managed Growth Funds may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. Dividends and interest payable on the Managed Growth Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

SHORT-TERM INVESTMENTS

     Each Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, a Fund will invest less than 10% of its total assets in short-term investments, although the Advisors have discretion to increase a Fund's cash position without limit for temporary defensive purposes.

     SHORT SALES "AGAINST-THE-BOX." Any of the Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. A Fund may not engage in a short sale if the transaction would result in more than 10% of the Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." A Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

     GOVERNMENT SECURITIES. Each Fund may acquire Government Securities. A discussion of Government Securities is included under the caption "Investment Program - Government Securities" above.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, each Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. Each Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     Each Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The investment policies of each Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     Each Fund also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

     MONEY MARKET FUNDS. Each Fund may invest in money market mutual funds. An investment by a Fund in a money market mutual fund may cause the Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers and with banks.
At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and
(4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Tax-Exempt Fund and the Government Fund may purchase or sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Fund at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Fund's depository throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

     The purchasing Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. Neither Fund currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

LENDING OF FUND SECURITIES

     In order to generate income, each Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, a Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, each Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, a Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The lending Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, a Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which a Fund lends its securities.

     To minimize the foregoing risks, each Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

INDUSTRY CONCENTRATION

     There may be periods of time during which the issuers represented in the PSE Technology Index are concentrated in one or more industries.
Notwithstanding the occurrence of such industry concentrations, the PSE Tech 100 Index Fund intends to maintain its investments so as to replicate that Index.
As a result, a relatively high percentage of the Fund's assets may be concentrated from time to time in stocks of issuers within a single industry. Such issuers may be subject to the same economic trends. Securities held by the Fund may therefore be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of many other investment companies.

PORTFOLIO TURNOVER

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

     The Government Fund expects to have a portfolio turnover rate between 100% and 200%. All of the other Funds expect portfolio turnover rates of less than 100%, given the fact that the Advisors make investments for their long-term growth potential, and does not engage in market-timing and short-term trading strategies.

     Because of their passive investment strategies, the S&P 100 Plus and PSE Tech 100 Index Funds expect portfolio turnover rates of less than 50%. However, because the PSE Technology Index is "price weighted," that Fund may experience higher turnover and brokerage expenses than would be the case if the Index's component stocks were weighted by market capitalization, rather than by price. Ordinarily the S&P 100 Plus and PSE Tech 100 Index Funds will sell securities only to reflect certain administrative changes in their respective indices (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Fund while attempting to replicate the composition of the relevant Index on a continuing basis. Upon notice of a change in the composition of their respective Indices, each of these Funds intends to adjust its investments as soon as reasonably practicable to more closely replicate its respective Index. The S&P 100 Plus Fund also anticipates some trading activity related to its over/ underweighting strategies, separate and apart from changes in the S&P 100 Index.

                            PORTFOLIO TURNOVER RATES
                                FOR THE YEAR ENDED     FOR THE TEN MONTHS
             FUND               OCTOBER 31, 2000     ENDED OCTOBER 31, 1999
             ----               ----------------     ----------------------
TAX-EXEMPT                             57.5%                 39.1%1<F57>
GOVERNMENT
      Class A Shares                  329.0%                 30.3%1<F57>
      Class C Shares                  329.0%                  -----

S&P 100 PLUS
      Class A Shares                   7.0%                   4.9%1<F57>
      Class B Shares                   7.0%                   4.9%1<F57>
      Class C Shares                   7.0%                   -----

ACHIEVERS
      Class A Shares                   33.3%                 18.1%1<F57>
      Class B Shares                   33.3%                 18.1%1<F57>
      Class C Shares                   33.3%                  -----

PSE TECH 100 INDEX
      Class A Shares                   40.2%                  33.0%1<F57>
      Class B Shares                   40.2%                  33.0%1<F57>
      Class C Shares                   40.2%                  -----

MANAGED GROWTH
     Class A Shares                    38.7%                  27.5%1<F57>
     Class B Shares                    38.7%                  27.5%1<F57>
     Class C Shares                    38.7%                  -----

1<F57>    Not Annualized

     As noted above, the Government Fund's portfolio turnover rate for 2000 was significantly higher than the 1999 portfolio turnover rate. This increase resulted partly from the restructuring of the Government Fund portfolio to concentrate more on yield. The extremely volatile bond market also influenced trading activity, contributing to a higher turnover rate.

                            INVESTMENT RESTRICTIONS

RESTRICTIONS FOR THE TAX-EXEMPT, GOVERNMENTAL, S&P 100 PLUS AND ACHIEVERS FUNDS

     Each Fund, other than the PSE Tech 100 Index and Managed Growth Funds, has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Fund, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. A Fund may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Plus Fund, except as necessary to parallel the composition of the S&P 100 Stock Index. For the purposes of this limitation, the Tax-Exempt Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Fund from investing in municipal securities secured by real estate or interests therein.

     (7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that a Fund may lend its portfolio securities, subject to the conditions and limitations established in this Statement of Additional Information. See "Investment Program - Lending of Portfolio Securities" above. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (9) Underwrite the securities of other issuers, except that the Tax-Exempt Fund may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

     (10) Purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus.

     (13) Buy or sell commodities or commodity contracts.

     (14) Invest in illiquid securities.

     (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or The NASDAQ Stock Market.

     (16) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     In addition to the investment restrictions above, the Tax-Exempt Fund also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.

     Each Fund also is subject to certain nonfundamental investment restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All Funds" below.

RESTRICTIONS FOR PSE TECH 100 INDEX FUND

     The PSE Tech 100 Index Fund has adopted the following fundamental investment restrictions. The Fund may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

     (2) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.
For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

     (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (5)  Issue senior securities.

     (6) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

     (7) Invest in commodities, but the Fund may invest in futures contracts and options.

     (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

     (9) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the PSE Tech 100 Index Fund may not:

     (A) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (B) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the NASDAQ Stock Market.

     (C) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track-The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (D) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund or more than 5% of the value of the total assets of the Fund would be invested in such investment company; and
(ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

     With respect to fundamental investment restriction (6) above for the PSE Tech 100 Index Fund, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of North Track. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisors as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the PSE Tech 100 Index Fund back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the Fund would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Fund to employ special pricing procedures. Because the stocks included in the PSE Technology Index are listed on the NASDAQ Stock Market or the New York Stock Exchange, the Fund does not anticipate any difficulty in maintaining adequate liquidity under normal market conditions.

RESTRICTIONS FOR THE MANAGED GROWTH FUND

     The Managed Growth Fund has adopted the following fundamental investment restrictions. The Fund may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

     (2)  Acquire securities of any one issuer which at the time of investment
(i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest more than 5% of the value of its assets in real estate investment trusts).

     (6) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Fund will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (7) Make loans to other persons, except that the Fund may lend its portfolio securities subject to the conditions and limitations set forth in this Statement of Additional Information under "Investment Program - Lending of Portfolio Securities." For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9)  Issue senior securities (other than the borrowings permitted above).

     (10) Buy or sell commodities (other than futures contracts and options thereon).

     (11) Invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in securities of any particular investment company or purchase more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as part of a merger, consolidation, reorganization or acquisition of assets.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Managed Growth Fund may not:

     (A) Invest in companies for the purpose of exercising control or management.

     (B) Invest in securities of other open-end investment companies (other than money market mutual funds which are subject to restrictions described above).

     (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Fund, except that this restriction does not apply to borrowings permitted above.

     (D) Purchase securities on margin, effect short sales of securities, write or sell put or call options, or engage in futures transactions.

     (E) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     (F) Invest in restricted securities, securities which are not readily marketable or other illiquid securities, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

     (G)  Purchase warrants.

     (H)  Invest less than 80% of its total assets in common stocks.

     (I)  Invest over 5% of its total assets in repurchase agreements.

     (J) Invest in oil, gas or other mineral exploration or development programs, except that the Fund may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS COMMON TO ALL FUNDS

     Also, the 1940 Act currently places further restrictions on certain investments by each of the Funds, including: (a) subject to certain exceptions, the 1940 Act currently prohibits each Fund from investing more than 5% of its total assets in securities of another investment company or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Fund's net assets.

                           MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Advisors are responsible for the Fund's investment management, and North Track's officers are responsible for the Fund's operations.

     The directors and officers of North Track and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each director and officer of North Track is 215 North Main Street, West Bend, Wisconsin, 53095. Asterisks indicate those Directors of North Track who are "interested persons" (as defined in the 1940 Act) of any of the Advisors or of any affiliate of any of the Advisors.

                              POSITION WITH              PRINCIPAL
                                PRINCIPAL            OCCUPATION DURING
NAME, AGE AND ADDRESS          PRESERVATION           PAST FIVE YEARS
---------------------          ------------           ---------------
Peter D. Ziegler, *50        Chairman of      Director, the Ziegler
                             the Board        Companies, Inc. since 1986;
                                              from 1996 through 2000,
                                              President and CEO of the
                                              Ziegler Companies, Inc.;
                                              Director, West Bend Mutual
                                              Insurance Company, West Bend,
                                              Wisconsin; Director, Trustmark
                                              Insurance Company, Lake Forest,
                                              Illinois.

Robert J. Tuszynski,* 41        President     Managing Director, Ziegler
                                              Investment Group, B.C. Ziegler
                                              and Company, since 1999; prior
                                              thereto Senior Vice President,
                                              B.C. Ziegler and Company, from
                                              1996 to 1999; prior thereto,
                                              Vice President, Director of
                                              Mutual Funds, B.C. Ziegler and
                                              Company from 1987 to 1996;
                                              Trustee, Chairman of the Board
                                              and President, Prospect Hill
                                              Trust and The Prime Portfolios
                                              (registered investment
                                              companies) from 1994 to 1996.

Richard H. Aster, M.D., 70       Director     Since June 1996, Senior
8727 W. Watertown Plank Rd.                   Investigator and Professor of
Milwaukee, WI 53226                           Medicine, Medical College of
                                              Wisconsin; prior thereto,
                                              President and Director of
                                              Research, The Blood Center of
                                              Southeastern Wisconsin, Inc.

Augustine J. English, 70         Director     Retired; President, Tupperware
1724 Lake Roberts Court                       North America from 1990 to 1994
Windermere, FL 34786                          (manufacturing); prior to 1990,
                                              President, The West Bend
                                              Company (manufacturing), a
                                              division of Dart Industries, a
                                              subsidiary of Premark
                                              International, Inc., of which
                                              Mr. English was a Group Vice
                                              President.

Ralph J. Eckert, 72              Director     Formerly Chairman Emeritus and
2059 Keystone Ranch Road                      Director,  Trustmark Insurance
Dillon, CO 80435                              Cos. (Mutual Life Insurance
                                              Company) from April 1997 to
                                              1999; from 1991 to 1997,
                                              Chairman, Trustmark Insurance
                                              Cos; prior to 1991, Chairman,
                                              President and Chief Executive
                                              Officer, Trustmark Insurance
                                              Cos;  Trustee of the Board of
                                              Pensions of the Evangelical
                                              Lutheran Church in America from
                                              1991 to 1997, and Chairman of
                                              the Board from 1993 to 1997;
                                              Trustee of the Board of
                                              Pensions for the Lutheran
                                              Church in America from 1987 to
                                              1989; and Trustee of The Prime
                                              Portfolios (registered
                                              investment company) from 1993
                                              to 1996.

James L. Brendemuehl, 55     Senior Vice      Vice President - Mutual Funds,
                             President -      B.C. Ziegler and Company since
                             Sales            1995.

John H. Lauderdale, 35       Senior Vice      Wholesaler, B.C. Ziegler and
                             President -      Company since 1991; prior
                             Marketing        thereto, Marketing Account
                                              Executive, The Patten Company.

Franklin P. Ciano, 48        Chief Financial  Manager of North Track
                             Officer and      Operations, B.C. Ziegler and
                             Treasurer        Company since 1996; prior
                                              thereto, Vice President, Fixed
                                              Income Department, Firstar
                                              Bank.

Kathleen Cain, 43            Secretary        Administrative assistant to
                                              President of North Track, B.C.
                                              Ziegler and Company, since
                                              1999; prior thereto, Assistant
                                              Secretary/Treasurer for Regal
                                              Ware, Inc. (kitchen items
                                              manufacturer).

     North Track pays the compensation of the three Directors who are not officers, directors or employees of Ziegler. North Track pays each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Fund, together with North Track's other series, pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to Directors of North Track for the fiscal year ended October 31, 2000. Each series of North Track pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all eight series of North Track. North Track made no payments to its officers or directors who are affiliated with any of the Advisors.

                                             PENSION OR
                                             RETIREMENT                TOTAL
                                              BENEFITS   ESTIMATED COMPENSATION
 NAME OF PERSON                               ACCRUED     ANNUAL    FROM NORTH
       AND         COMPENSATION FROM NORTH  AS PART OF   BENEFITS   TRACK FUND
 POSITION WITH             TRACK            NORTH TRACK    UPON    COMPLEX PAID
  NORTH TRACK            (BY FUND)           EXPENSES   RETIREMENT TO DIRECTORS
  ------------           ---------           --------   ---------- ------------

Richard H. Aster, $  524 (Tax-Exempt)           -0-        -0-       $13,800
 Director         $  450 (Government)
                  $3,715 (S&P 100 Plus)
                  $  624 (Achievers)
                  $5,943 (PSE Tech 100 Index)
                  $  139 (Managed Growth)

Augustine J.      $  524 (Tax-Exempt)           -0-        -0-       $13,800
English,          $  450 (Government)
 Director         $3,715 (S&P 100 Plus)
                  $  624 (Achievers)
                  $5,943 (PSE Tech 100 Index)
                  $  139 (Managed Growth)

Ralph J. Eckert   $  524 (Tax-Exempt)           -0-        -0-       $13,800
 Director         $  450 (Government)
                  $3,715 (S&P 100 Plus)
                  $  624 (Achievers)
                  $5,943 (PSE Tech 100 Index)
                  $  139 (Managed Growth)

ELIMINATION OF SALES LOADS FOR AFFILIATES

      Class A shares of each Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of B.C. Ziegler and Company, and Geneva Capital Management Ltd. (the sub-advisor for the Managed Growth Fund), and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase Class A shares of each Fund without a sales charge. Also, employees of the Pacific Stock Exchange may purchase Class A shares of the PSE Tech 100 Index Fund at net asset value. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase Class A shares of each Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISORS

      Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides each Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. North Track and Ziegler have retained Geneva Capital Management Ltd. ("Geneva Capital") to serve as sub-advisor to the Managed Growth Fund.

      Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-held financial services holding company. As indicated in the table above (see "Management of North Track - Directors and Officers"), Robert J. Tuszynski, President of North Track, James L. Brendemuehl, Senior Vice President
- Sales of North Track, John H. Lauderdale, Senior Vice President - Marketing of North Track, and Franklin P. Ciano, Chief Financial Officer and Treasurer of North Track, each also serve as officers of Ziegler. No other officer or Director of North Track is an officer or director of any of the Advisors or of any affiliate of any of the Advisors.

      The advisory and sub-advisory agreements pursuant to which the Advisors are retained by the Funds provide for compensation to the Advisors (computed daily and paid monthly) at annual rates based on the relevant Fund's average daily net assets as follows:

                                                       SUB-ADVISORY FEE PAID
                                       ADVISORY FEE      BY ZIEGLER TO THE
                FUND                  PAID TO ZIEGLER   SUB-ADVISOR(1)<F58>
                ----                  ---------------   -------------------
TAX-EXEMPT AND GOVERNMENT FUNDS:
  First $50 million in assets           0.60 of 1%              N/A
  Next $200 million in assets           0.50 of 1%
  Assets over $250 million              0.40 of 1%

S&P 100 PLUS FUND:
  First $20 million in assets           0.575 of 1%             N/A
  Next $30 million in assets            0.450 of 1%
  Next $50 million in assets            0.400 of 1%
  Next $400 million in assets           0.350 of 1%
  Assets over $500 million              0.300 of 1%

ACHIEVERS FUND:
  First $250 million in assets          0.75 of 1%              N/A
  Next $250 million in assets           0.70 of 1%
  Assets over $500 million              0.65 of 1%

PSE TECH 100 INDEX FUND:
  First $50 million in assets           0.50 of 1%              N/A
  Next $200 million in assets           0.30 of 1%
  Next $250 million in assets           0.25 of 1%
  Assets over $500 million              0.20 of 1%

MANAGED GROWTH FUND:
  First $250 million in assets          0.75 of 1%          0.375 of 1%
  Assets over $250 million              0.65 of 1%          0.325 of 1%

(1)<F58> Ziegler (rather than the Funds) pays fees to the sub-advisor out of the advisory fees it receives from each Fund.

      The following table shows the advisory fees paid by each Fund during the past three years (or such shorter period during which the Fund has conducted operations).

                                ADVISORY FEES PAID TO ZIEGLER
                                -----------------------------
PORTFOLIO                             2000      1999(1)<F59>            1998
---------                             ----      ------------            ----
Tax-Exempt(2)<F60>                $233,863          $249,494        $341,777
Government(2)<F60>                 200,953           193,345         240,128
S&P 100 Plus(2)<F60>             1,169,901           691,480         558,044
Achievers(2)<F60>                  370,153           283,524         312,503
PSE Tech 100 Index(2)<F60>       1,545,410           433,025         216,619
Managed Growth(3)<F61>              91,708            32,184              --

(1)<F59> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F60> The table does not reflect expenses that Ziegler reimbursed to the Funds and fees it waived during the periods presented.

(3)<F61>  The Managed Growth Fund first commenced operations on January 1, 1999.

The following table shows the expenses that Ziegler reimbursed to the Funds and advisory fees it waived during the past three years (or such shorter period during which the Fund has conducted operations).

                        EXPENSE REIMBURSEMENTS AND FEE WAIVERS BY ZIEGLER
                        -------------------------------------------------
FUND                            2000           19991<F62>            1998
----                            ----           ----------            ----
Tax-Exempt                   $13,047              $-0-               $-0-
Government                   $15,829               -0-              1,102
S&P 100 Plus                $167,242            10,732             87,812
Achievers                    $10,639             3,994              6,452
PSE Tech 100 Index          $545,399           184,234            257,074
Managed Growth2<F63>         $57,159           106,790                 --

(1)<F62> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F63>  The Managed Growth Fund first commenced operations on January 1, 1999.

      The following table shows the fees paid by Ziegler to the sub-advisor of the indicated Funds for the periods indicated. Ziegler paid these sub-advisory fees out of the advisor fee it received from the particular Fund.

                                                      SUB-ADVISORY FEES
                                                       PAID BY ZIEGLER
                                                       ---------------
FUND AND SUB-ADVISOR                       2000        1999       1998
--------------------                       ----        ----       ----
Managed Growth Fund (Geneva Capital)    $40,287(1)    -0-(2)(3)    -0-
                                              <F76>    <F65><F66>

(1)<F76>  Of the $45,784 earned by Geneva Capital, $5,497 was waived.

(2)<F65> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(3)<F66> Geneva Capital waived the entire sub-advisory fee for the ten months ended October 31, 1999, which amounted to $16,092.

ACCOUNTING/PRICING SERVICES

      In addition to serving as investment advisor, Ziegler provides certain accounting and pricing services to North Track, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Fund per year is .03 of 1% of the Fund's total assets of $30 million but less than $100 million, .02 of 1% of the Fund's total assets of $100 million but less than $250 million and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per fund per year, plus expenses.

      The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

      The table below shows the total compensation paid by each Fund to Ziegler for its accounting/pricing services during each of the past three fiscal years (or such shorter period during which the particular Fund conducted operations).

                             ACCOUNTING/PRICING FEES FOR THE FISCAL YEAR
                            --------------------------------------------
FUND                             2000          1999(1)<F67>           1998
----                             ----          ------------           ----
Tax-Exempt                    $21,880               $21,166        $27,814
Government                     20,202                18,093         22,022
S&P 100 Plus                   74,825                50,125         45,253
Achievers                      24,695                19,662         22,405
PSE Tech 100 Index             95,924                37,084         22,397
Managed Growth `               19,000                14,250            -0-

(1)<F67> For the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Portfolio's new fiscal year).

ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to the Funds, including the following:

          o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

          o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

          o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and each Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and each Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

          o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

          o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;

          o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

          o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

          o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

          o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and each Fund and to the extent necessary to comply with new legal or regulatory requirements;

          o Respond to surveys conducted by third parties and report each Fund's performance and other portfolio information;

          o File claims, monitor class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to each Fund;

          o Develop, install and/or maintain telephone and automated systems for receiving, recording, tabulating and/or responding to shareholder inquiries or communications;

          o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

          o Maintain and pay membership fees associated with the Fund's member ship in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

     Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. Each Fund pays Ziegler compensation for providing these services at the rate of 0.1 of 1% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to each of the Funds from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the relevant Fund. Either party may terminate the Administration Agreement with respect to any or all of the Funds at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or any Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

OTHER SERVICES PROVIDED BY ZIEGLER

     Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of Shares." In addition Ziegler receives reimbursement from each Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by each Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

     Union Bank of California, serves as the custodian of North Track's assets, pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of each Fund's assets.

TRANSFER AGENT SERVICES

     PFPC Global Fund Services provides transfer agent and dividend disbursing services to each Fund.

CODES OF ETHICS

     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that a Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the relevant Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

                               PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

CLASS A SHARES

     The public offering price of each Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. For the Income-Oriented Funds (Tax-Exempt and Government Funds) the maximum front-end sales charge is 3.50% of the offering price. For the Equity-Oriented Funds (S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds) the maximum front-end sales charge is 5.25% of the offering price.

     Class A shares of each Fund may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Funds at a discount; (3) has more than 10 members;
(4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Funds; and
(5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

     You may purchase Class B shares of all of the Equity-Oriented Funds. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

     You may purchase Class C shares in all of the Equity-Oriented Funds and the Government Fund. The public offering price for Class C shares is the net asset value plus a front-end sales charge equal to 1.00% of the offering price. In addition, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of each Fund, which reallowance is equal to the following percentage of the offering price of such shares:

                                                 DEALER REALLOWANCE
                                   ---------------------------------------------
                                   INCOME-ORIENTED           EQUITY-ORIENTED
SIZE OF INVESTMENT                  FUNDS(1)<F68>             FUNDS(2)<F69>
------------------                 ---------------           ---------------

Less than $25,000                       3.00%                    4.50%
$25,000 but less than $50,000           2.75%                    4.25%
$50,000 but less than $100,000          2.25%                    4.25%
$100,000 but less than $250,000         1.75%                    3.25%
$250,000 but less than $500,000         1.25%                    2.50%
$500,000 but less than $1,000,000       1.00%                    1.80%
$1,000,000 or more                      None                     0.50%

(1)<F68>  The Income-Oriented Funds include the Tax-Exempt and Government Funds.

(2)<F69> The Equity-Oriented Funds include the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds.

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

     o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

     o Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of a Fund in an amount equal to 4.00% of the net asset value of the shares sold.

     The Distributor will pay a commission to Selected Dealers who sell Class C shares of a Fund in an amount equal to 1.50% of the net asset value of the shares sold.

     The table below shows commissions that Ziegler earned on sales of shares of each Fund during the past three years, including front-end sales charges on Class A and Class C shares and contingent deferred sales charges on Class B and Class C shares.

                                  COMMISSIONS EARNED BY ZIEGLER ON
                         SALES OF FUND SHARES FOR THE INDICATED FISCAL YEAR
                        ---------------------------------------------------

PORTFOLIO                           2000       1999(1)<F70>            1998
---------                           ----       ------------            ----
Tax-Exempt                        $4,890            $10,493         $43,412
Government                         5,063             32,631          23,795
S&P 100 Plus                     767,144            870,283         476,872
Achievers                         40,961             42,218          64,342
PSE Tech 100 Index             2,008,371          1,098,728         276,176
Managed Growth                    36,503             97,275             -0-

(1)<F70> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

                                DISTRIBUTION EXPENSES

      North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

      The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of .25 of 1% on an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

      The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to
0.25 of 1% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

      The maximum amount of fees payable under the Plan during any calendar year by a Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75 of 1% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

      The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

      The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

      The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by North Track to Ziegler. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

      Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

      The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

      The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track (or with respect to any Fund, by the vote of a majority of the outstanding shares of such Fund). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

      The table below shows the total Rule 12b-1 fees that Ziegler earned during the fiscal year ended October 31, 2000 with respect to Class A, Class B and Class C shares of each Fund.

                                RULE 12B-1 FEES EARNED BY ZIEGLER IN
                                 FISCAL YEAR ENDED OCTOBER 31, 2000
                    ----------------------------------------------------------

FUND                TOTAL FEES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
----                ----------  --------------  --------------  --------------
Tax-Exempt           $ 79,156      $ 79,156          N/A             N/A
Government           $ 82,097      $ 82,097          N/A              --
S&P 100 Plus         $402,829      $386,683        $16,146            --
Achievers            $115,484      $113,272        $ 2,212            --
PSE Tech 100 Index   $235,472      $218,835        $16,637            --
Managed Growth       $  8,902      $  8,280        $   622            --

                     DETERMINATION OF NET ASSET VALUE PER SHARE

      Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of each Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

      Each Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

      Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                               PERFORMANCE INFORMATION

      From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on
          ------------------------------------------------------------------
historical distributions; neither is intended to indicate future performance.
----------------------------------------------------------------------------
The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Fund may advertise its "tax equivalent yield," which is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund which is not tax-exempt. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the funds and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

      Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet of the respective Fund (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)n = ERV

Where:

      P     =     a hypothetical initial payment of $1,000
      T     =     average annual total return
      n     =     number of years
      ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

      In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

      The average annual total returns for the Class A shares of each Fund for the 1, 5 and 10-year periods ended October 31, 2000 are set forth in the table below. The total returns for the Government and Tax-Exempt Funds have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Funds from 4.5% to 3.5% of the public offering price. The total returns for Class A shares of the S&P 100 Plus, Achievers and PSE Tech 100 Index Funds have been restated to reflect the September 8, 1997 increase in the maximum sales loads for those Funds from 4.50% to 5.25% of the public offering price.

CLASS A SHARES
--------------
                                                         FROM COMMENCEMENT
FUND                    1 YEAR     5 YEAR    10 YEAR      OF OPERATIONS
----                    ------     ------    -------      -------------
Tax-Exempt               4.48%      3.17%      5.83%           N/A
Government               1.89%      4.35%      6.45%           N/A
S&P 100 Plus             0.18%     20.90%     18.30%           N/A
Achievers                2.42%     16.87%     15.39%           N/A
PSE Tech 100 Index      36.89%      N/A        N/A           37.82%
Managed Growth          25.01%      N/A        N/A           13.33%

     The average annual total returns, net of sales charges, for the Class B shares of each Fund that offers Class B shares for the indicated periods ended October 31, 2000 are set forth in the table below.

                                                    FROM AVAILABILITY OF
FUND                            ONE YEAR       CLASS B SHARES ON JULY 27, 1998
----                            --------       -------------------------------
S&P 100 Plus                     -0.06%                    12.08%
Achievers                         2.47%                     7.55%
PSE Tech 100 Index               38.38%                    53.18%
Managed Growth                   25.97%                    14.05%(1)<F71>

(1)<F71> Covers the period from January 1, 1999 (commencement of operations of the Managed Growth Fund) through October 31, 2000.

     The average annual total returns, net of sales charges, for the Class C shares of each Fund that offers Class C shares for the indicated periods ended October 31, 2000 are set forth in the table below.

                                                    FROM AVAILABILITY OF
FUND                            ONE YEAR        CLASS C SHARES ON MAY 8, 2000
----                            --------        -----------------------------
Government                        N/A                       2.04%1<F79>
S&P 100 Plus                      N/A                      -3.36%1<F79>
Achievers                         N/A                      -2.44%1<F79>
PSE Tech 100 Index                N/A                      -8.46%1<F79>
Managed Growth                    N/A                      20.35%1<F79>

1<F79>   Not annualized

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           a - b      6
             Yield = 2 [ ( ----- + 1 )  - 1 ]
                            cd

Where:

          a =  dividends and interest earned during the period.
          b =  expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     The yields for certain of the Funds for the month ended October 31, 2000 were: 4.09% for the Tax-Exempt Fund, and 4.71% for the Government Fund. When advertising yield, a Fund will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

     A tax equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Fund (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield, assuming a 33% marginal tax rate, for the month ended October 31, 2000 was 6.10% for the Tax-Exempt Fund.

     Performance information for the Funds may be compared to various unmanaged indices, such as the S&P 500 Stock Index or the S&P MidCap 400 Stock Index, as well as indices of similar mutual funds. A Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in a Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Fund or North Track include, but are not limited to, the following:

The Business Journal
Business Week
Changing Times
Chicago Tribune
Chicago Sun-Times
Crain's Chicago
Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Investor's Daily
Los Angeles Times
Milwaukee Journal Sentinel
Money
Mutual Fund Letter
Mutual Fund Values
  (Morningstar)
Newsweek
The New York Times
Pension and Investments
Personal Investor
Stanger Reports
Time
USA Today
U.S. News and World Reports
The Wall Street Journal

     When a newspaper, magazine or other publication mentions North Track or a Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a portfolio manager's economic and market outlook, in general and for a Fund.

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to any or all of the following indexes or averages:

Dow-Jones Industrial Average
Russell 2000 Small Stock Index
Russell Mid-Cap Stock Index
Russell 2500 Index
Standard & Poor's 500 Stock Index
Standard & Poor's 400 Industrials
Standard & Poor's Mid-Cap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized indicators of general U.S. stock market results.)
New York Stock Exchange Composite Index
American Stock Exchange Composite Index
NASDAQ Composite
NASDAQ Industrials
(These indexes generally reflect the performance of stock traded in the indicated markets.)

      The performance of a Fund may also be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

      Lipper Small Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper. Lipper is an independent service that monitors the performance of more than 1,000 funds.

      The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, a Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

      To illustrate the historical returns on various types of financial assets, a Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. A Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                                   TAX STATUS

      Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, each Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. Each Fund plans to distribute its income and capital gains so as to avoid the excise tax. Each Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, a Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

      A portion of each Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

      Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Funds is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      No person controls North Track or any Fund.

      As of January 31, 2001, the following persons owned of record or were known to North Track to be the "beneficial owners" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of any class of the Funds:

                                                                   PERCENT OF
                                                       PERCENT OF     FUND
FUND              CLASS    SHAREHOLDER                   CLASS       SHARES
----              -----    -----------                 ---------   ---------

Government Fund   A        Ottawa County #28            13.99%      13.93%
                           c/o Mary Richardson, Treas.
                           414 Washington
                           Grand Haven, MI 49417

Government Fund   C        Semper Trust Co. Cust FBO    38.15%          *<F77>
                           Beth C. Gregg Rollover IRA
                           4367 N. Alpine Ave.
                           Shorewood, WI  53211

Government Fund   C        Semper Trust Co. Cust FBO    20.72%          *<F77>
                           Jacqueline F. Sutton
                           Regular IRA
                           703 Greenbriar Road
                           York, PA 17404

Government Fund   C        Michael Niles                16.35%          *<F77>
                           1124 W. Chestnut St.
                           Anaheim, CA 92805

Government Fund   C        Prudential Securities
                           Inc.FBO                      17.03%          *<F77>
                           Mr. Charlie B. Wall &
                           Mrs. Mary E. Wall, Jt. Ten
                           136 State Road 1001
                           Tunkhannock, PA 18657

Government Fund   C        Prudential Securities Inc.    9.89%          *<F77>
                           FBO  Mr. Joseph A. &
                           Mrs. Ellen B. Lentowsk
                           Jt. Ten
                           HC 1 Box 164A
                           Thornhurst, PA 18424

S & P 100 Plus    C        Mary E. List                  5.61%          *<F77>
Fund                       1031 N. Mapleton
                           Oak Park, IL 60302

Achievers Fund    C        Donaldson Lufkin Jennrette   66.77%          *<F77>
                           Securities Corporation Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303

Achievers Fund    C        Semper Trust Company Cust.    6.42%          *<F77>
                           FBO John E. Letton
                           Rollover IRA
                           2057 Ann Court
                           Kewaskum, WI 53040

Achievers Fund    C        Diane D. Lipperer             5.69%          *<F77>
                           N5345 Schnebe Ln.
                           Johnson Creek, WI 53038

PSE Tech 100      A        Charles Schwab & Co. Inc.    16.18%         10.52%
Index Fund                 Special Custody Account For
                           The Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery St.
                           San Francisco, CA 94104

PSE Tech 100      C        Salomon Smith Barney, Inc.   16.59%          *<F77>
Index Fund                 00188103108
                           333 W. 34th Street - 3rd Floor
                           New York, NY 10001

Managed Growth    A        Semper Trust Co. Cust.         8.16%          5.79%
Fund                       William Schneider IRA
                           4424 Oak Ridge Circle
                           De Pere, WI 54115

Managed Growth    A        NFSC FEBO                      6.48%          4.60%
Fund                       #U91-000027
                           Associated Bank
                           Trust Operations
                           200 N. Adams Street
                           Green Bay, WI 54307

Managed Growth    A        ETrust & Co. Partnership       5.48%          3.89%
Fund                       Attn: Trust Dept.
                           511 Union Street
                           Suite 800
                           Nashville, TN 37219

Managed Growth    C        PaineWebber For The            8.09%          *<F77>
Fund                       Benefit of Jean M. Harkin
                           425 Lincoln Drive
                           Guilderland, NY 12084

Managed Growth    C        Donaldson Lufkin Jennrette    18.36%          *<F77>
Fund                       Securities Corporation Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303

*<F77>  Constitutes less than 0.5%.

      Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

      Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or another affiliate of an Advisor is utilized as a broker by North Track, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

      The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by each Fund on purchases and sales of portfolio securities.

                                        FISCAL YEAR
                    ---------------------------------------------------

FUND                             2000      1999(1)<F72>          1998
----                             ----      ------------          ----
S&P 100 Plus                   $ 37,658      $ 26,320          $16,836
Achievers                        25,859        10,784            9,835
PSE Tech 100 Index              260,297       106,650           35,409
Managed Growth                    9,017         8,910              -0-

(1)<F72> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

      During the fiscal year ended October 31, 2000, the ten-month period ended October 31, 1999, and the fiscal year ended December 31, 1998 (or the portion of such fiscal year during which the relevant Fund was in operation), the aggregate brokerage commissions paid by each Fund to Ziegler or an affiliate of Ziegler were as follows:

                                  BROKERAGE COMMISSIONS PAID TO ZIEGLER OR
                                ITS AFFILIATES FOR THE INDICATED FISCAL YEAR
                                --------------------------------------------

FUND                                  2000    1999(1)<F73>         1998
----                                  ----    ------------         ----
S&P 100 Plus                       $16,075         $11,212       $8,821
Achievers                            6,768          10,789        9,835
PSE Tech 100 Index                  20,283           8,922        1,114
Managed Growth                       1,280           4,345          -0-
                                    ------          ------       ------
    TOTAL                           44,406          35,268       19,770
                                    ------          ------       ------
                                    ------          ------       ------

(1)<F73> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

     The amount received by Ziegler or its affiliates for the fiscal year ended October 31, 2000 constituted 13.3% of the aggregate brokerage commissions paid by North Track during that fiscal year, and the brokerage commissions earned by Ziegler and its affiliates during that fiscal year were earned on approximately 15.2% of the total dollar amount of portfolio transactions of North Track which involved the payment of commissions.

     Except for commissions paid to Ziegler and its affiliates, none of the Funds paid brokerage commission to any affiliate of any of the Advisors during the periods presented.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of each Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                              FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of each series and the Report of the Independent Public Accountants thereon are incorporated herein by reference from North Track's 2000 Annual Report to shareholders of the Funds.

     1.   Balance Sheets of each Fund dated October 31, 2000.

     2. Statement of Operations of each Fund for the year ended October 31, 2000.

     3. Statements of Changes in Net Assets of each Fund for the year ended October 31, 2000 and for the ten months ended October 31, 1999.

     4.   Scheduled Investments for all Funds as of October 31, 2000.

     5.   Financial Highlights of each Fund.

     6.   Notes to Financial Statements.

     A copy of the 2000 Annual Report may be obtained free of charge by writing or calling North Track, 215 North Main Street, West Bend, Wisconsin 53095, telephone: 1-800-826-4600.

                  DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

     Each Fund will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.

CORPORATE AND MUNICIPAL BOND RATINGS

Standard & Poor's Ratings Services
----------------------------------

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and


     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's four highest rating categories are as follows:

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Moody's Investors Service, Inc.
------------------------------

     The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations:
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investors Service, Inc.
----------------------------

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch's four highest rating categories are:

     AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

General
-------

     The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

     The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

     Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.
------------------------------

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services
----------------------------------

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

Fitch Investors Service, Inc.
----------------------------

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       F-1+. Exceptionally Strong Credit Quality.  Issues assigned this rating
             -----------------------------------
             are regarded as having the strongest degree of assurance for timely payment.

       F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect
             --------------------------
             an assurance of timely payment only slightly less in degree than issues rated "F-1+."

       F-2.  Good Credit Quality.  Issues assigned this rating have a
             -------------------
             satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

       F-3.  Fair Credit Quality.  Issues assigned this rating have
             -------------------
             characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

       Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

RATINGS OF COMMERCIAL PAPER

Standard & Poor's Ratings Services
----------------------------------

       S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

       A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "plus" (+) designation.

       A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

       A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

       C. Issues rated "C" are regarded as having a doubtful capacity for payment.

       D.   Issues rated "D" are in payment default.

Moody's Investors Service, Inc.
------------------------------

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

NORTH TRACK PORTFOLIOS, INC.

     215 North Main Street
     West Bend, Wisconsin 53095

INVESTMENT ADVISOR AND ADMINISTRATOR

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin  53095

SUB-ADVISOR

     Geneva Capital Management, Ltd.
     (Sub-Advisor to the Managed Growth Fund)
     250 East Wisconsin Avenue
     Suite 1050
     Milwaukee, Wisconsin 53202

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

TRANSFER AGENT

     PFPC Global Fund Services
     P.O. Box 60504
     King of Prussia, Pennsylvania 19406

CUSTODIAN

     Union Bank of California
     475 Sansome Street
     San Francisco, CA  94111

LEGAL COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

                            NORTH TRACK FUNDS, INC.

                                 MARCH 1, 2001

                      STATEMENT OF ADDITIONAL INFORMATION